                                                                   EXHIBIT 10.16




                            SHARE PURCHASE AGREEMENT


                                      MADE
                                 AUGUST 29, 2002

                                      AMONG
                          VICEROY MINERALS CORPORATION
                                       AND
                          408178 BRITISH COLUMBIA LTD.
                                       AND
                          VICEROY RESOURCE CORPORATION
                                       AND
                                VISTA GOLD CORP.

                                       AND
                                  GRANGES INC.
                           IN RESPECT OF THE SHARES OF
                    MINERA PAREDONES AMARILLOS, S.A. DE C.V.

                                TABLE OF CONTENTS

ARTICLE 1 - DEFINITIONS AND INTERPRETATION..........................................................2
     1.1      Definitions...........................................................................2
     1.2      Interpretation........................................................................7
     1.3      Schedules.............................................................................8

ARTICLE 2 - PURCHASE AND SALE.......................................................................8
     2.1      Purchase and Sale of Purchased Shares.................................................8
     2.2      Purchase Price........................................................................8
     2.3      Payment of the Purchase Price.........................................................9

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES..........................................................9
     3.1      Representations and Warranties of VMC and HoldCo......................................9
              (1)    Corporate Status and Authority.................................................9
              (2)    No Default....................................................................10
              (3)    Share Capital.................................................................10
              (4)    Financial Matters.............................................................11
              (5)    Material Changes..............................................................11
              (6)    Banking.......................................................................12
              (7)    Material Contracts............................................................12
              (8)    Assets and Property...........................................................12
              (9)    Hazardous Materials and Environmental Laws....................................14
              (10)   Legal and Regulatory Matters..................................................15
              (11)   Taxation......................................................................16
              (12)   Employment Matters............................................................16
              (13)   Binding Agreement.............................................................17
              (14)   Ownership of Purchased Shares.................................................17
              (15)   Residency.....................................................................18
              (16)   No Commission.................................................................18
              (17)   Approvals.....................................................................18
              (18)   Securities Laws...............................................................18
     3.2      Representations and Warranties of Viceroy............................................21
              (1)    Corporate Status and Capacity.................................................22
              (2)    No Default....................................................................22
              (3)    Binding Agreement.............................................................22
              (4)    Ownership of VMC and HoldCo...................................................22
              (5)    No Commission.................................................................23
              (6)    Approvals.....................................................................23
     3.3      Representations and Warranties of Vista and Granges..................................23
              (1)    Corporate Status and Capacity.................................................23
              (2)    No Default....................................................................23
              (3)    Binding Agreement.............................................................24
              (4)    Share Capital.................................................................24
              (5)    Listing of Common Shares......................................................24
              (6)    Reporting Issuer Status.......................................................24
              (7)    Qualifying Issuer Status......................................................24
              (8)    No Commission.................................................................24
              (9)    Disclosure Documents..........................................................24


              (10)   Material Changes..............................................................25
              (11)   Legal and Regulatory Matters..................................................25
              (12)   Approvals.....................................................................26

ARTICLE 4 - COVENANTS..............................................................................26
     4.1      Covenants of VMC, HoldCo and Viceroy.................................................26
              (1)    Agreement Date to Closing.....................................................26
              (2)    At Closing....................................................................28
              (3)    Post-Closing..................................................................28
     4.2      Covenants of Vista and Granges.......................................................29
              (1)    General.......................................................................29
              (2)    At Closing....................................................................29
              (3)    Post-Closing..................................................................29

ARTICLE 5 - CONDITIONS PRECEDENT...................................................................30
     5.1      Mutual Conditions Precedent..........................................................30
     5.2      Conditions for the Benefit of VMC, HoldCo and Viceroy................................30
     5.3      Conditions for the Benefit of Vista and Granges......................................32

ARTICLE 6 - SURVIVAL OF REPRESENTATIONS AND INDEMNITY..............................................36
     6.1      Survival of Representations, Warranties and Covenants................................36
     6.2      Indemnity............................................................................36

ARTICLE 7 - GENERAL................................................................................36
     7.1      Time and Place of Closing............................................................36
     7.2      Notices..............................................................................36
     7.3      Confidentiality and Disclosure.......................................................37
     7.4      Dispute Resolution and Arbitration...................................................38
     7.5      Governing Law........................................................................38
     7.6      Binding Effect.......................................................................38
     7.7      Time of Essence......................................................................38
     7.8      Assignment...........................................................................38
     7.9      Further Assurances...................................................................39
     7.10     Expenses.............................................................................39
     7.11     Entire Agreement.....................................................................39
     7.12     Counterparts and Facsimile...........................................................40

SCHEDULE "A"             -  EQUIPMENT.............................................................A-1
SCHEDULE "B"             -  LANDS.................................................................B-1
SCHEDULE "C"             -  MATERIAL CONTRACTS....................................................C-1
SCHEDULE "D"             -  MINERAL RIGHTS........................................................D-1
SCHEDULE "E"             -  PERMITS AND LICENCES..................................................E-1
SCHEDULE "F"             -  PERMITTED ENCUMBRANCES................................................F-1
SCHEDULE "G"             -  FORM OF WARRANT CERTIFICATE...........................................G-1
SCHEDULE "H"             -  REQUIRED CONSENTS AND APPROVALS.......................................H-1
SCHEDULE "I"             -  FINANCIAL STATEMENTS..................................................I-1
SCHEDULE "J"             -  BANK FACILITIES.......................................................J-1
SCHEDULE "K"             -  ENVIRONMENTAL ORDERS OR AGREEMENTS....................................K-1

                            SHARE PURCHASE AGREEMENT


THIS AGREEMENT made the 29th day of August, 2002

AMONG:

                  VICEROY MINERALS CORPORATION, a company amalgamated under the laws of British Columbia and having an office at Suite 900, 570 Granville Street, Vancouver, British Columbia, Canada V6C 3P1

                  ("VMC")

AND:

                  408178 BRITISH COLUMBIA LTD., a company incorporated under the laws of the British Columbia and having an office at Suite 900, 570 Granville Street, Vancouver, British Columbia, Canada V6C 3P1

                  ("HOLDCO")

AND:

                  VICEROY RESOURCE CORPORATION, a company amalgamated under the laws of the British Columbia and having an office at Suite 900, 570 Granville Street, Vancouver, British Columbia, Canada V6C 3P1

                  ("VICEROY")

AND:

                  VISTA GOLD CORP., a company continued under the laws of the Yukon Territory and having an office at Suite 5, 7961 Shaffer Parkway, Littleton, Colorado, U.S.A. 80127

                  ("VISTA")


AND:

                  GRANGES INC., a company incorporated under the laws of the British Columbia and having its registered and records office at 900 Waterfront Centre, 200 Burrard Street, P.O. Box 4860, Vancouver, British Columbia, Canada V7X 1T2

                  ("GRANGES")

WHEREAS:

A. VMC and HoldCo are the legal and beneficial owners of the Purchased Shares (as hereinafter defined);

B. Vista and Granges have agreed to purchase and VMC and HoldCo have agreed to sell their interests in the Purchased Shares (as hereinafter defined) on the terms, at the time and subject to the conditions set forth herein; and

C. VMC is a direct wholly-owned subsidiary of Viceroy, HoldCo is an indirect wholly-owned subsidiary of Viceroy and Granges is a direct wholly-owned subsidiary of Vista;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

                                    ARTICLE 1

                         DEFINITIONS AND INTERPRETATION

1.1               DEFINITIONS

                  In this Agreement and the recitals hereto, unless the context otherwise requires, the following terms shall have the following respective meanings:

         (a) "ASSETS" means the Equipment, the Lands, the Mineral Rights, the Permits and Licences, the Surface Rights, the Technical Data and all of Paredones' right, title and interest in and to all other assets, not otherwise specifically mentioned or defined in this Agreement used by or relating to the Business;

         (b) "BUSINESS" means all business carried on by Paredones in connection with the Assets, including, without limitation, the mineral exploration and mining business currently carried on by Paredones in connection with the Assets;

         (c) "BUSINESS DAY" means any day, other than Saturday, Sunday or a statutory holiday in the Province of British Columbia;

         (d) "CLAIM" means any claim, demand, action, cause of action, damage, loss, cost, liability or expense, including, without limitation, reasonable professional fees and all costs incurred in investigating or pursuing any of the foregoing or any proceeding relating to any of the foregoing;

         (e) "CLOSING" means the closing of the purchase and sale of the Purchased Shares contemplated herein;

         (f) "CLOSING DATE" means August 29, 2002 or such other date as the parties hereto may agree;

         (g) "CONSTATING DOCUMENTS" means the memorandum, articles, articles of incorporation, articles of continuance or articles of amalgamation pursuant to which a corporation is incorporated, continued or amalgamated, as the case may be, together with any amendments thereto, and the by-laws of such corporation and any shareholders' agreement which has been executed by such corporation or which governs in whole or in part such corporation's affairs;

         (h) "ECHO BAY NET PROFIT OBLIGATION" means the 2% net profits royalty on certain of the mining concessions comprising the Mineral Rights (as described in item 3 of Part A of SCHEDULE "C") governed by the terms of a letter agreement dated October 15, 1999, as amended by an amending agreement dated December 8, 1999, among Paredones, Echo Bay Mexico, S.A. de C.V., 408178 British Columbia Ltd. and Minera Baja S.A. de C.V.

                  and as referred to in an agreement entered into solely for the purposes of registering such royalty with the Public Registry of Mining in Mexico dated as of January 1, 2000 among Echo Bay Mexico, S.A. de C.V., HoldCo and Paredones;

         (i) "ECHO BAY SERVICES AGREEMENT" means the administrative, accounting, management, sales, production, contract, supervision, consulting and monitoring agreement entered into on August 4, 1995 between Paredones and Servicios Echo Bay, S.A. de C.V.;

         (j) "ENCUMBRANCES" means, whether or not registered or recorded, any and all:

                  (i) mortgages, assignments of rent, liens, licences, leases, charges, security interests, hypothecations, and pledges whether fixed or floating against property (whether real, personal, mixed, tangible or intangible), or conditional sales contracts or title retention agreements or equipment trusts or financing leases relating thereto, or any subordination to any right or claim of others in respect thereof;

                  (ii) claims, interests and estates against or in property (whether real, personal, mixed, tangible or intangible) including easements, rights-of-way, servitudes or other similar rights in property granted to or reserved or taken by any person or any governmental body or authority;

                  (iii) any option or other right to acquire, or acquire any interest in, any property;

                  (iv)     any royalties; and

                  (v) other encumbrances of whatsoever nature and kind against property (whether real, personal, mixed, tangible or intangible);

         (k) "ENVIRONMENTAL CONTAMINATION" means the discharge, emission, leaking, spilling, leaching, release or discharge into the environment, including, without limitation, land, air and water, of Hazardous Materials or other material, so as to result in any harm, damage or hazard to the environment or to any person, property or thing;

         (l) "ENVIRONMENTAL LAWS" means all Laws or lawful requirements of any Governmental Authority with respect to environmental and health protection or regulating Hazardous Materials;

         (m) "EQUIPMENT" means the equipment listed and described in SCHEDULE "A" hereto and all supplies and all machinery, equipment, automobiles, trucks, bulldozers, shovels, trailers, tractors, office equipment, computer hardware and software, yard equipment, furniture, furnishings and tools of all kinds owned or leased by Paredones or otherwise used or intended for use in connection with the Business;

         (n) "FINANCIAL STATEMENTS" means the unaudited balance sheet of Paredones as at July 31, 2002 attached hereto as SCHEDULE "I";

         (o) "GOVERNMENTAL AUTHORITY" means any federal, provincial, state, municipal, county or regional governmental or quasi-governmental authority, domestic or foreign, and includes any ministry, department, commission, bureau, board, administrative or other agency, regulatory body or instrumentality thereof, including, without limitation, any securities commission, stock exchange or other securities regulatory authority, whether a self-regulating body or otherwise;

         (p) "GOVERNMENTAL AUTHORIZATIONS" means all authorizations, approvals, licenses, permits or quotas issued to Paredones in connection with the Business or any of the Assets by any Governmental Authorities;

         (q) "HAZARDOUS MATERIALS" means any asbestos materials, urea formaldehyde, explosives, radioactive materials, pollutants, contaminants, hazardous substances, corrosive substances, toxic substances, special wastes or wastes of any kind, including, without limitation, compounds known as chlorobiphenyls and any substance the storage, manufacture, disposal, treatment, generation, use, transport, remediation or release of which into the environment is prohibited, controlled or licensed under Environmental Laws;

         (r) "LANDS" means the surface interest in lands and premises described in the agreements listed and described in SCHEDULE "B" hereto, and all plant, improvements, appurtenances and fixtures situated thereon or forming part thereof, including without limitation, all buildings situated thereon within, under or upon such lands and premises;

         (s) "LAWS" means all applicable laws (including the common law), legal provisions, by-laws, rules, rulings, regulations, orders, ordinances, notices, injunctions, directions, decrees, treaties, statutes and judgments or other requirements of any Governmental Authority, all as in force at the date of this Agreement;

         (t) "LIABILITIES" means any and all debts, liabilities, obligations, claims or demands of whatsoever nature or kind and whether accrued, contingent, absolute, conditional or otherwise and whether or not determined or determinable;

         (u) "MATERIAL CONTRACTS" means the agreements listed and described in SCHEDULE "C", the Surface Rights Agreements and any agreement, whether written or oral, which is material to the Business and for the purposes of this Agreement, a contract shall be a Material Contract if:

                  (i) performance of any right or obligation by any party to such contract (other than a contract with a customer in the ordinary course of business) may occur over a period of time greater than one year;

                  (ii) an expenditure, receipt, or transfer or other disposition of property, with a value of greater than $25,000 may arise under such contract; or

                  (iii) such contract has been entered into other than in the ordinary course of business;

         (v)      "MEXICO" means the United Mexican States;

         (w) "MINERAL RIGHTS" means all water, water wells, water rights, mining concessions, mining concession applications, leases, mineral interests, easements, reserves or any other mineral interests relating to the Business, including, without limitation, the mining concessions and water concession listed and described in SCHEDULE "D" hereto;

         (x)      "MISREPRESENTATION" means:

                  (i)      an untrue statement of a material fact; or

                  (ii) an omission to state a material fact that is required to be stated, or necessary to prevent a statement that is made from being false or misleading in the circumstances in which it was made;

         (y) "PAREDONES" means Minera Paredones Amarillos, S.A. de C.V., a company incorporated under the laws of Mexico;

         (z) "PERMITS AND LICENCES" means the permits and licences listed and described in SCHEDULE "E" hereto and all permits, licences, consents, orders, authorizations, directions, approvals, privileges, waivers, exemptions, certificates, rulings or other concessions, granted by or entered into with any Governmental Authority, or otherwise held by Paredones, relating to the operation, ownership or leasing of the Purchased Assets;

         (aa) "PERMITTED ENCUMBRANCES" means (i) Encumbrances for taxes, assessments or governmental charges or levies on property not yet due or delinquent, (ii) easements, encroachments and other minor imperfections of title which do not, individually or in the aggregate, materially detract from the value or impair the use or marketability of the Assets or any property whether real or personal, (iii) Encumbrances granted by Vista or Granges, and (iv) Encumbrances described in SCHEDULE "F" hereto;

         (bb) "PERSON" means an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, a trustee, executor, administrator or other legal representative, and any Governmental Authority;

         (cc)     "PURCHASE PRICE" has the meaning ascribed thereto in Section
                  2.2;

         (dd) "PURCHASED SHARES" means the 103,913,986 issued and outstanding common shares with MexCy $1.00 par value in the capital of Paredones being sold by VMC and HoldCo and purchased by Vista and Granges under this Agreement;

         (ee)     "SEC" means the United States Securities and Exchange
                  Commission;

         (ff) "SECURITIES LAWS" means the applicable securities laws of the Province of British Columbia and the respective regulations made and forms prescribed thereunder, together with all applicable published policy statements and blanket orders and rulings of the British Columbia Securities Commission and the Canadian Securities Administrators;

         (gg) "STOCK EXCHANGES" means the Toronto Stock Exchange and the American Stock Exchange;

         (hh) "SURFACE RIGHTS" means any right, interest or benefit conferred upon Paredones pursuant to the terms of any Surface Rights Agreement;

         (ii) "SURFACE RIGHTS AGREEMENTS" means the agreements listed and described in SCHEDULE "C" hereto under the heading "Surface Rights Agreements" and any other purchase, easement, right of way, lease or like agreement between or among Paredones and the owners of any surface interests associated with the Lands and the Mineral Rights;

         (jj) "TAXES" include, without limitation, all taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental

                  Authority, together with all interest, penalties, fines, additions or taxes or other additional amounts imposed in respect thereof (including, without limitation, those levied on, or measured by, or referred to as income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, use, value-added, excise, stamp, withholding, business, franchising, property, payroll, employment, health, social service, education and social security taxes, all surtaxes, all customs duties and import and export taxes, all licence, franchise and registration fees, and all unemployment insurance, health insurance and Canada and other government pension plan premium);

         (kk) "TECHNICAL DATA" means all technical information and data in the possession or control of Paredones, VMC, HoldCo or Viceroy, including without limitation, all geological, geophysical, environmental and engineering reports, studies, maps, drawings, electronic and computer programs and databases, drill core cuttings and samples, from, related to or in any way pertaining to the Business, and expressly including all such data located in Viceroy's offices in Vancouver, British Columbia; in Paredones' offices in La Paz, Mexico; in Casa Plaza, San Antonio in Baja California Sur, Mexico; and in the buildings and structures known as Casa Azul and Casa Verde at the project site in Baja California Sur, Mexico;

         (ll)     "UNITED STATES" or "U.S." means the United States of America;

         (mm) "U.S. EXCHANGE ACT" means the SECURITIES EXCHANGE ACT OF 1934, as amended, of the United States of America;

         (nn) "U.S. PERSON" means a U.S. person as that term is defined in Regulation S under the U.S. Securities Act;

         (oo) "U.S. SECURITIES ACT" means the SECURITIES ACT OF 1933, as amended, of the United States of America;

         (pp) "U.S. SECURITIES LAWS" means the U.S. Securities Act, the U.S. Exchange Act, the securities laws of each applicable state of the United States and the regulations promulgated under each such act or law;

         (qq) "VISTA SECURITIES" means collectively, the Vista Shares, the Vista Warrants and the Vista Warrant Shares;

         (rr) "VISTA SHARES" means the common shares in the capital of Vista to be issued to Viceroy at the Closing as partial consideration for the Purchased Shares;

         (ss) "VISTA UNITS" means the units of Vista to be issued to Viceroy at the Closing as partial consideration for the Purchased Shares, consisting of one Vista Share and one Vista Warrant and having a purchase price of $4.95 per Vista Unit, such price being equal to 90% of the average weighted closing price per share of the common shares in the capital of Vista on the Toronto Stock Exchange on the five trading days immediately preceding the date of this Agreement;

         (tt) "VISTA WARRANTS" means the common share purchase warrants of Vista to be issued to Viceroy at the Closing as partial consideration for the Purchased Shares and governed by the terms of the Warrant Certificate, entitling the holder of each whole warrant to purchase one Vista Warrant Share at any time prior to 4:30 p.m. (Vancouver time) August 29, 2004 for an exercise price of $6.87, such exercise price being equal to 125%
                  of the weighted average closing price per share of the common shares in the capital of Vista on the Toronto Stock Exchange on the five trading days immediately preceding the date of this Agreement;

         (uu) "VISTA WARRANT SHARES" means the common shares in the capital of Vista issuable to holders of Vista Warrants upon the exercise of the Vista Warrants in accordance with their terms; and

         (vv) "WARRANT CERTIFICATE" means the warrant certificate governing the terms of the Vista Warrants in substantially in the form attached as SCHEDULE "G" hereto.

1.2               INTERPRETATION

                  For the purposes of this Agreement, except as otherwise expressly provided:

         (a) "THIS AGREEMENT" means this Agreement, including the recitals hereto, and not any particular Article, Section, Subsection or other subdivision or recital hereof, and includes any agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, as the same may, from time to time, be supplemented or amended and in effect;

         (b) the words "HEREOF", "HEREIN", "HERETO" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Subsection, or other subdivision or recital hereof;

         (c) the division of this Agreement into Articles, Sections, Subsections, and other subdivisions or recitals, and the insertion of headings are for convenience of reference only and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

         (d) all references to currency in this Agreement are to lawful money of Canada and all amounts to be calculated or paid pursuant to this Agreement are to be calculated in lawful money of Canada;

         (e) a reference to a statute in this Agreement includes all regulations or rules made thereunder, all amendments to the statute, regulations or rules in force as at the date of this Agreement, and any statutes, regulations or rules that supplement or supersede such statutes, regulations or rules;

         (f) the singular of any term includes the plural, and vice versa, and the use of any term is generally applicable to any gender and, where applicable, a body corporate, firm or other entity, and the word "OR" is not exclusive and the word "INCLUDING" is not limiting, whether or not non-limiting language (such as "WITHOUT LIMITATION" or "BUT NOT LIMITED TO" or words of similar import) is used with reference thereto;

         (g) in the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day;

         (h) all references to "APPROVAL", "AUTHORIZATION" or "CONSENT" in this Agreement means written approval, authorization or consent; and

         (i) whenever a representation, warranty or covenant with respect to the existence or absence of facts or circumstances is qualified by any of the phrases "to the knowledge of", "of which a party is aware", "party is not aware of" or words of similar nature, it is intended to indicate that no information has come to the attention of the party making the representation, warranty or covenant which would give the party actual knowledge that such facts or circumstances do not exist or are absent, without such party having undertaken any special or independent investigation to determine the existence or absence of such facts or circumstances other than an examination of the party's files, documents, data and other information within the party's possession.

1.3               SCHEDULES

                  The following schedules are attached to this Agreement and shall be deemed to be incorporated in and form a part hereof:

                  SCHEDULE                  TITLE

                  Schedule "A"              Equipment
                  Schedule "B"              Lands
                  Schedule "C"              Material Contracts
                  Schedule "D"              Mineral Rights
                  Schedule "E"              Permits and Licences
                  Schedule "F"              Permitted Encumbrances
                  Schedule "G"              Form of Warrant Certificate
                  Schedule "H"              Required Consents and Approvals
                  Schedule "I"              Financial Statements
                  Schedule "J"              Bank Facilities
                  Schedule "K"              Environmental Orders or Agreements


                                    ARTICLE 2

                                PURCHASE AND SALE

2.1               PURCHASE AND SALE OF PURCHASED SHARES

                  Subject to the terms and conditions contained in this Agreement, VMC and HoldCo hereby agree to sell, assign and transfer to Vista and Granges, and Vista and Granges hereby agree to purchase from VMC and HoldCo at the Closing all of the Purchased Shares, free and clear of all Encumbrances, except any Permitted Encumbrances, for the Purchase Price.

2.2               PURCHASE PRICE

                  Subject to the terms and conditions contained in this Agreement, the aggregate purchase price for the Purchased Shares shall be $3,000,000 (the "PURCHASE PRICE"). Both VMC and HoldCo acknowledge that the Purchase Price shall be allocated between them PRO RATA in proportion to their respective percentage interests in the Purchased Shares and that Viceroy shall receive their respective shares of the Purchase Price at the Closing merely as their nominee.

2.3               PAYMENT OF THE PURCHASE PRICE

                  The Purchase Price shall be paid and satisfied as follows:

         (a) on the Closing Date, Vista shall pay to Viceroy, as nominee for VMC and HoldCo, the sum of $1,000,000;

         (b) on the Closing Date, Vista shall issue to Viceroy, as nominee for VMC and HoldCo, 303,030 Vista Units having an equivalent cash value of $1,500,000; and

         (c) on the first Business Day that is one calendar year after the Closing Date, Vista shall pay to Viceroy, as nominee for VMC and HoldCo, the sum of $500,000 less any amount to be offset against this amount in accordance with section 6.2.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

3.1               REPRESENTATIONS AND WARRANTIES OF VMC AND HOLDCO

                  VMC and HoldCo each represent and warrant to and in favour of Vista and Granges as follows, and acknowledge that, Vista and Granges are relying upon such representations and warranties in addition to the due diligence and investigations undertaken by Vista and Granges prior to the Closing as an inducement to enter into this Agreement and to consummate the transactions contemplated hereby:

(1)               CORPORATE STATUS AND AUTHORITY

         (a) CORPORATE STATUS OF VMC. VMC is duly amalgamated and validly exists under the laws of the Province of British Columbia and is in good standing under the COMPANY ACT (British Columbia).

         (b) CORPORATE STATUS OF HOLDCO. HoldCo is duly incorporated and validly exists under the laws of the Province of British Columbia and is in good standing under the COMPANY ACT (British Columbia).

         (c) CORPORATE STATUS OF PAREDONES. Paredones is duly incorporated, validly exists and is in good standing under the applicable Laws of Mexico.

         (d) CORPORATE POWER AND CAPACITY OF VMC AND HOLDCO TO ENTER INTO AND PERFORM AGREEMENT. Each of VMC and HoldCo has the corporate power and authority to own and hold the Purchased Shares, to enter into this Agreement, to consummate all transactions contemplated herein, to perform its obligations hereunder, and to transfer legal title to and beneficial ownership of the Purchased Shares to Vista and Granges on the terms and conditions hereof, free and clear of Encumbrances, except Permitted Encumbrances.

         (e) NO BANKRUPTCY PROCEEDINGS. No proceedings have been taken or authorized by VMC, HoldCo or Paredones, or to the best of the knowledge of VMC and HoldCo, by any other person, with respect to the bankruptcy, insolvency, liquidation, dissolution, or winding-up of VMC, HoldCo or Paredones.

         (f) POWER AND CAPACITY OF PAREDONES. Paredones has all requisite power and capacity to own and lease its Assets and carry on its Business.

         (g) SUBSIDIARIES. Paredones has no subsidiaries or investments in other corporate entities.

         (h) CORPORATE RECORDS. To the knowledge of VMC and HoldCo, the corporate records of VMC, HoldCo and Paredones, as required to be maintained by VMC, HoldCo and Paredones under applicable corporate statutes, including, without limitation, the Constating Documents of VMC, HoldCo and Paredones, are accurate, complete and up-to-date in all material respects and all material transactions of Paredones have been properly recorded in its books or filed with its records.

         (i) NOTICES. To the knowledge of VMC and HoldCo, Paredones has duly filed all required notices or other documentation with all applicable Mexican Governmental Authorities and in accordance with applicable Mexican Laws.

(2)               NO DEFAULT

                  To the knowledge of VMC and HoldCo, the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or the fulfilment of or compliance with the terms and provisions hereof do not and shall not, and do not create a state of facts which after notice or lapse of time or both shall:

         (a) result in the breach of or violate any term or provision of the Constating Documents of Paredones, VMC or HoldCo;

         (b) conflict with, result in the breach of, constitute a default under, or accelerate or permit the acceleration of the obligations of Paredones, VMC or HoldCo under, any Material Contract;

         (c) result in the cancellation, suspension or alteration in the terms of any Government Authorization;

         (d) result in the creation of any Encumbrance upon any of the Assets other than the Permitted Encumbrances;

         (e) require the consent of any person pursuant to any Material Contract, except as disclosed in SCHEDULE "H";

         (f) give any person other than the parties hereto any material interest or right, including, without limitation, rights of purchase, termination, cancellation or acceleration under any Material Contract or Government Authorization;

         (g) subject to compliance with disclosure requirements under applicable securities legislation and the rules, by-laws and policies of any stock exchange having jurisdiction, conflict with, breach, or violate any of the terms, conditions or provisions of any Law, or any judgment, order, injunction, decree, regulation or ruling of any court or stock exchange having jurisdiction; or

         (h) result in the imposition of any Taxes on Paredones or the Assets.

(3)               SHARE CAPITAL

         (a) SHARE CAPITAL. The authorized share capital of Paredones consists of 103,918,986 common shares with MexCy $1.00 par value, all of which shares have been duly and validly subscribed for and issued and are outstanding as fully-paid and non-assessable shares as at the date hereof. No other shares in the capital of Paredones are issued and outstanding as at the date hereof.

         (b) SHAREHOLDERS. VMC and HoldCo are the sole legal and beneficial holders of all of the subscribed, issued and outstanding common shares of Paredones.

         (c) NO OPTIONS. No person has any option, warrant, right, call, commitment, conversion right, right of exchange or other agreement, present or future, contingent or absolute, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement for the purchase, subscription, allotment or issuance of any of the unissued common shares, financial instruments convertible into common shares or other securities of Paredones.

(4)               FINANCIAL MATTERS

         (a) FINANCIAL STATEMENTS. The Financial Statements have been prepared in accordance with generally accepted accounting principles in Mexico and to the knowledge of VMC and HoldCo, present fairly and accurately in every material respect the assets, liabilities (whether accrued, absolute, contingent or otherwise) and financial condition of Paredones as of the date of such statements, and the results of the operations of Paredones during the periods covered by such statements.

         (b) LIABILITIES. Except as disclosed in the Financial Statements, to the knowledge of VMC and HoldCo, Paredones had no material Liabilities as of the date of the Financial Statements.

(5)               MATERIAL CHANGES

                  Except as contemplated by this Agreement, Paredones has not, since the date of the Financial Statements:

         (a) experienced any adverse material change in the business, operations, assets, liabilities, ownership, capital or financial position or condition of Paredones, or any change in a material fact that has a significant adverse effect on, or would reasonably be expected to have a significant adverse effect on, the business, operations, assets, liabilities, ownership, capital or financial position or condition of Paredones, including, without limitation, the Business, the Assets and the Liabilities;

         (b) transferred, assigned, sold or otherwise disposed of any part of the Business or any of the Assets, except in the normal course of business;

         (c) incurred or assumed any material Liability, except unsecured current obligations and liabilities incurred in the ordinary and usual course of business;

         (d) discharged or satisfied any Encumbrance, or paid any obligation or Liability;

         (e) suffered an extraordinary loss (before interest or taxes), waived, surrendered or omitted to take any action in respect of any rights of substantial value or entered into any commitment or transaction not in the normal course of business, where such loss, rights, commitment or transaction is or would be material in relation to the Assets or the Business;

         (f) granted any bonuses, whether monetary or otherwise, or made any general wage or salary increases in respect of employees or officers employed by Paredones other than as provided for in existing employment arrangements, or changed the terms of employment for any employee or officer of Paredones;

         (g)      hired or dismissed any employee or officer of Paredones;

         (h)      granted any Encumbrance in respect of any of the Assets;

         (i) declared or paid any dividend or declared or made any other distribution on any of the Purchased Shares or redeemed, purchased or otherwise acquired any of the Purchased Shares; or

         (j) authorized, agreed or otherwise become committed to do any of the foregoing.

(6)               BANKING

         (a) LOANS AND CREDIT FACILITIES. Paredones has not entered into, committed to or otherwise arranged for, any loans, operating lines of credit or other credit facilities (including, without limitation, letters of credit, interest rate or currency swaps, hedging contracts, forward loan or rate agreements or other financial instruments), nor does Paredones have any outstanding bonds, debentures, mortgages, notes or other similar indebtedness, and nor is Paredones obligated to create or issue any bonds, debentures, mortgages, notes or other similar indebtedness or financial instruments other than intercorporate advances, all of which have been capitalized as disclosed to Vista and Granges.

         (b) GUARANTEES/INDEMNITIES. Paredones has not directly or indirectly guaranteed or indemnified, or agreed to guarantee or indemnify, or agreed to any other like commitment, in respect of any debt, liability or other obligation of any person.

         (c) BANK FACILITIES. SCHEDULE "J" hereto contains a complete and accurate listing showing the name of each bank, trust company or similar financial institution in which Paredones has an account, safety deposit box or other banking facility (of the nature described in SCHEDULE "J" hereto), including the names of all persons authorized to transact business in respect of such accounts, and each corporate credit card issued to Paredones.

(7)               MATERIAL CONTRACTS

                  To the knowledge of VMC and HoldCo, SCHEDULE "C" hereto contains a complete and accurate list of all Material Contracts. VMC and HoldCo make no representation or warranty as to whether or not Paredones is in breach or default of any of the terms of any Material Contract, but neither VMC nor HoldCo is aware of any breach or default of any of the terms of any Material Contract by any party thereto. VMC and HoldCo make no representation or warranty as to whether or not each such Material Contract is in good standing and in full force and effect without amendment thereto.

(8)               ASSETS AND PROPERTY

         (a) OWNERSHIP OF ASSETS. To the knowledge of VMC and HoldCo, Paredones owns good and marketable title to, and is in actual and exclusive possession and control of, the Assets, free and clear of Encumbrances, except Permitted Encumbrances, and without limiting the generality of the foregoing, Paredones owns and is in actual and exclusive possession and control of the Mineral Rights described in SCHEDULE "D" hereto free and clear of Encumbrances, except Permitted Encumbrances.

         (b) CONFLICTING RIGHT OR INTEREST. To the knowledge of VMC and HoldCo, there is no right or interest in any of the Assets asserted by others because of overlapping or conflicting mining concessions.

         (c) TAXES. To the knowledge of VMC and HoldCo, all AD VALOREM, property, production, severance, windfall profits, municipal, school, general and special taxes, rates, assessments, local improvements charges, business taxes, development cost charges, other subdivision charges, environmental fines, charges and levies and costs and other levies which are chargeable against, based on or measured by the ownership of any of the Assets, or by production of minerals, or the receipt of proceeds therefrom that have become due and payable with respect to any of the Assets have been paid timely and in the correct amounts and all tax and information returns to Governmental Authorities required to be filed with respect to the Assets and Business have been timely and properly filed.

         (d) ZONING. VMC and HoldCo make no representation or warranty that all Lands are zoned to permit the particular activity carried out on such Lands by Paredones and its authorized agents or any person to whom Paredones has given occupancy rights in respect of such Lands.

         (e) ROYALTY PAYMENTS. VMC and HoldCo are not aware of any landowner's royalties, overriding royalties, net profits interests, working interests or similar interests on or in relation to any of the Assets other than the Echo Bay Net Profit Obligation and the royalty payable and the grant of a right of first refusal made under the terms of the "Arbol de Oro Royalty Agreement" which is listed as item 1 in part A of SCHEDULE "C".

         (f) OPERATING CONDITIONS. To the knowledge of VMC and HoldCo, Paredones has operated the Assets and the Business in accordance with accepted industry standards and in accordance with all Permits and Licences and with applicable Laws. VMC and HoldCo make no representation or warranty that the Equipment comprised in the Assets is in good operating condition and VMC and HoldCo represent and warrant that Equipment is provided on an "as is where is" basis.

         (g) PROPER PERFORMANCE. To the knowledge of VMC and HoldCo, Paredones owns the entire and undivided title to, and holds exclusive possession and control of the Mineral Rights, including those listed and described in SCHEDULE "D", free and clear of all defects, liens and adverse claims of any nature whatsoever, except for the rights and interests of third parties pursuant to the contracts listed in SCHEDULE "C". To the knowledge of VMC and HoldCo, Paredones does not own any Mineral Rights in the State of Baja California Sur or otherwise other than those described in SCHEDULE "D". Other than as described in SCHEDULE "D", to the knowledge of VMC and HoldCo all documents required to be filed with the applicable governmental authorities with respect to the Mineral Rights, including, without limitation, proofs of assessment work, technical reports, applications to group concessions for purposes of proving assessment works and applications to convert exploration concessions into exploitation concessions, have been filed in a proper and timely manner; all mining duties required to be paid with respect to the Mineral Rights have been paid in a proper and timely manner; the Mineral Rights are valid and in good standing and Paredones has not received any notice of any deficiencies or of cancellation of any of the Mineral Rights.

         (h) LIST OF MINERAL RIGHTS. To the knowledge of VMC and HoldCo, there are no Mineral Rights comprised in the Assets other than those described in SCHEDULE "D" hereto and such schedule accurately identifies such Mineral Rights.

         (i) LIST OF LANDS. To the knowledge of VMC and HoldCo, there are no Lands comprised in the Assets other than those described in the agreements listed and described in SCHEDULE "B" hereto and such schedule accurately identifies such agreements.

         (j) LIST OF EQUIPMENT. To the knowledge of VMC and HoldCo, there is no Equipment comprised in the Assets other than as described in the list of Equipment set out in SCHEDULE "A" hereto and such schedule accurately identifies such Equipment.

(9)               HAZARDOUS MATERIALS AND ENVIRONMENTAL LAWS

                  The representations and warranties set out in this Section 3.1(9) are to the knowledge of VMC and HoldCo, and such representations and warranties are effective only for activities undertaken in respect of the Assets subsequent to December 31, 1999 when Paredones assumed the role of operator of the mineral project in respect of the Mineral Rights.

         (a) HAZARDOUS MATERIALS AND COMPLIANCE WITH ENVIRONMENTAL LAWS. No Hazardous Materials, or other material used in or generated by any of the Assets or the Business, have been or are currently placed, used, stored, treated, manufactured, disposed of, released, discharged, spilled or emitted in violation of any Environmental Laws or Governmental Authorizations. All Hazardous Materials disposed of, removed, emitted, treated, released, discharged or spilled from or by any of the Assets or the Business were and are documented, generated, handled, transported, stored, treated and disposed of in compliance with all Environmental Laws and Governmental Authorizations.

         (b) WASTE DISPOSAL. All of the Assets that were or are used for the generation, handling, treatment, storage or disposal of Hazardous Materials or other material used in or generated by the Assets or the Business on any of the Lands or on any of the Mineral Rights have been and are properly permitted and operated in compliance with all Environmental Laws.

         (c) ENVIRONMENTAL CONTAMINATION. There is no Environmental Contamination of any of the Assets or the Business.

         (d) ENVIRONMENTAL ORDERS OR AGREEMENTS. There are no orders, agreements or consent orders to which Paredones, VMC or HoldCo is a party relating to compliance of any of the Assets or the Business with Environmental Laws other than as set forth in SCHEDULE "K" hereto.

         (e) ENVIRONMENTAL CLAIMS. There have been no orders issued or, to the knowledge of VMC or HoldCo, threatened and no investigations, removal, remedial or response actions ordered, conducted, taken or threatened under or pursuant to any Environmental Laws with respect to the Assets or the Business or any other businesses conducted on or from any of the Lands or Mineral Rights other than routine inspections. No claims are pending or, to the knowledge of VMC or HoldCo, threatened with respect to Environmental Contamination on any of the Lands or Mineral Rights or the violation of any Environmental Laws in connection with the Assets or the Business.

         (f) PERMITS. VMC and HoldCo make no representation or warranty that all permits, licences, approvals, authorizations, consents, registrations or other actions required under Environmental Laws to explore and exploit the Mineral Rights and own and operate the Business have been obtained, or that all terms and conditions attached thereto have been duly complied with in all material respects, or that all such licences, approvals, authorizations, consents and registrations are in full force and effect and in good standing.

         (g) ADVERSE PROCEEDINGS. There have been no administrative or judicial proceedings, actions or claims commenced or threatened with respect to the Assets or the Business or any other business conducted on the Lands or on any Mineral Rights under Environmental Laws or as a result of Environment Contamination.

         (h) NUISANCE. The use of, and operations relating to, the Assets and the Business conducted on or from the Lands or Mineral Rights, do not constitute a nuisance of any nature, nor has any such claim for nuisance been made or threatened in respect of such use by any person.

(10)              LEGAL AND REGULATORY MATTERS

                  The representations and warranties set out in this Section 3.1(10) are to the knowledge of VMC and HoldCo, and such representations and warranties are effective only for activities undertaken in respect of the Assets subsequent to December 31, 1999 when Paredones assumed the role of operator of the mineral project in respect of the Mineral Rights.

         (a) LITIGATION. There are no actions, suits, litigations, arbitrations, proceedings or claims in progress, pending or threatened against or relating to Paredones, VMC or HoldCo or likely to affect any of the Business or the Assets, there is no circumstance, matter or thing known to VMC or HoldCo which might reasonably give rise to any such proceeding and there is not outstanding or threatened against Paredones, VMC or HoldCo any judgment, decree, injunction, rule or order of or by any court or Governmental Authority having jurisdiction.

         (b) COMPLIANCE WITH LAWS. The operation of the Business is conducted in compliance in all material respects with all applicable Laws of each jurisdiction in which the Business has been and is carried out and none of Paredones, VMC or HoldCo have received any notice of any alleged material breach or violation of any such Laws.

         (c) COMPLIANCE DIRECTIVES. There are no outstanding compliance directives or work orders relating the Assets or the Business from any police, fire department, sanitation, health authorities, environmental agencies, or from any other Government Authority, department or agency, nor does Paredones, VMC or HoldCo have notice that there are any matters under consideration by such authorities relating to the Assets.

         (d) NOTICE OF DEFAULT/CLAIMS. None of Paredones, VMC or HoldCo has received, in respect of the Assets or the Business from any Governmental Authority or a third party, any notice of violation of any law or regulation or of any default, violation or termination of any permits and licenses or of any fact or circumstance which shall, or is likely to, result in such a default, violation or termination.

         (e) NO SEIZURE. There is no eminent domain, appropriation, expropriation or seizure proceeding in respect of the Assets or the Business that is pending or that has been threatened.

         (f) LICENSES, REGISTRATIONS AND PERMITS. Paredones is duly qualified to carry on, and holds all licenses, registrations and permits as may be required for carrying on, the Business in all jurisdictions in which the nature of the Business or the Assets make such qualification, licenses, registrations and permits necessary.

(11)              TAXATION

         (a) ACTIONS OR CLAIMS. To the knowledge of VMC and HoldCo, there are no actions, suits, claims, proceedings, investigations or audits now pending or, to the knowledge of VMC or HoldCo, threatened against Paredones, VMC or HoldCo in respect of any Taxes affecting the Assets or the Business and there are no matters under discussion, audit or appeal with any Governmental Authority relating to Taxes which, if not paid, would result in a lien or charge on any of the Assets or the Purchased Shares. Paredones has fulfilled all requirements under Laws for withholding of amounts from employees and has remitted all amounts withheld to the appropriate authorities within the prescribed times.

         (b) TAXATION OF PURCHASED SHARES. The purchase and sale of the Purchased Shares is exempt from the payment of income tax in Mexico pursuant to that set forth in article 13 of the "Convention between the Government of the United Mexican States and the Government of Canada for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income".

(12)              EMPLOYMENT MATTERS

                  The representations and warranties set out in this Section 3.1(12) are to the knowledge of VMC and HoldCo, and such representations and warranties are effective only for activities undertaken in respect of the Assets subsequent to December 31, 1999 when Paredones assumed the role of operator of the mineral project in respect of the Mineral Rights.

         (a) NO EMPLOYEES. Paredones has no employees, has not retained any person as its agent or contractor, or to otherwise provided services to or for it, other than pursuant to the Echo Bay Services Agreement, and has no outstanding liabilities or obligations with respect to former employees, agents or contractors of Paredones or any other person including Viceroy or any other person.

         (b) ECHO BAY SERVICES AGREEMENT. Paredones is not in breach or default of any of the terms of the Echo Bay Services Agreement and may terminate the Echo Bay Services Agreement at any time and at its sole discretion in accordance with its terms. Paredones has, at no time, retained any employee of Servicios Echo Bay, S.A. de C.V. as an employee of Paredones.

         (c) EMPLOYEE CONTRACTS. Paredones is not a party and has no obligations with respect to:

                  (i) any written or oral contract or commitment for the employment of any officer or employee;

                  (ii) any agreement relating to the termination or notice of termination of any employee which requires a specified notice period or salary in lieu of notice;

                  (iii) any contract with or commitment to any labour union or employees' association;

                  (iv) any pension, profit sharing, deferred compensation, retirement, hospitalization, health, disability, termination, insurance or similar plan or practice, formal or informal, with respect to its employees, former employees or others, other than a stock option plan or a group benefits plan; and

                  (v) any other contract that requires more than six months' notice of termination.

         (d) UNIONS. There are no current attempts to organize or establish any labour union or employee association with respect to Paredones.

         (e) NO GOLDEN PARACHUTES. Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby or thereby, whether individually or in the aggregate, shall:

                  (i) result in any payment (including, without limitation, a severance, unemployment compensation, termination, "golden parachute", bonus or other payment) becoming due to any director, officer, employee, agent or contractor of Paredones or of any other person including Viceroy for which Paredones would be liable in whole or in part under any plan, agreement or otherwise; or

                  (ii) materially increase or result in the acceleration of the time of payment of any salary or benefits otherwise payable by Paredones to any director, officer, employee, agent or contractor of Paredones or of any other person including Viceroy for which Paredones would be liable in whole or in part.

         (f) NO EMPLOYMENT DISPUTES. Paredones has not terminated the employment of any employee in circumstances that may give rise to a claim by such employee for wrongful dismissal. No notice has been received by Paredones, VMC or HoldCo of any complaint filed by any of its former employees against it, claiming that it has violated any applicable employment standards or human rights or similar legislation or of any applications, complaints or proceedings of any kind involving Paredones or any of its former employees before any court, labour relations board or similar tribunal. There are no pending or threatened work stoppages or labour disputes, charges or unfair labour practices by any present or former employees of Paredones. No event has occurred with respect to VMC, HoldCo or Paredones which is likely to result in any claim or action against Paredones under any Laws related to employment or social security matters or any increase in social insurance payroll assessments or any similar assessment payable by Paredones.

(13)              BINDING AGREEMENT

                  This Agreement has been duly executed and delivered by VMC and HoldCo and constitutes a legal, valid and binding obligation of VMC and HoldCo.

(14)              OWNERSHIP OF PURCHASED SHARES

         (a) VMC and HoldCo are the legal and beneficial owners of the Purchased Shares, free and clear of all Encumbrances, except Permitted Encumbrances.

         (b) Viceroy is the sole legal and beneficial owner of all of the issued and outstanding shares of VMC.

         (c) VMC is the sole legal and beneficial owner of all of the issued and outstanding shares of HoldCo.

(15)              RESIDENCY

                  Each of VMC, HoldCo and Viceroy is a resident of Canada for the purposes of the INCOME TAX ACT (Canada).

(16)              NO COMMISSION

                  None of Paredones, VMC or HoldCo has taken any action that would result in a brokerage commission, finder's fee or other like payment being payable by any party hereto with respect to the transactions contemplated hereby.

(17)              APPROVALS

                  Except as disclosed in SCHEDULE "H" hereto or as otherwise specified in this Agreement, to the knowledge of VMC and HoldCo no exemption, consent, approval, order or authorization of any court, Governmental Authority or any third party is required by, or with respect to, Paredones, VMC, HoldCo or Viceroy in connection with the execution, delivery and performance of this Agreement by VMC or HoldCo or the consummation by VMC or HoldCo of any of the transactions contemplated hereby.

(18)              SECURITIES LAWS

         (a) PURCHASE AS PRINCIPAL. Each of VMC and HoldCo is purchasing the Vista Securities as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution.

         (b) NO ADVERTISEMENT. The offering and sale of the Vista Securities to each of VMC and HoldCo were not made through an advertisement of the Vista Securities in printed media of general and regular paid circulation, radio or television or any other form of advertisement, and, to its knowledge, neither VMC nor HoldCo has received an offering memorandum as such term is defined under the Securities Laws, and each of VMC and HoldCo acknowledges that it is not purchasing the Vista Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

         (c) NO INSIDER INFORMATION. The Vista Securities are not being purchased by VMC or HoldCo as a result of any material information concerning Vista that has not been publicly disclosed and the decision of each of VMC and HoldCo to enter into this agreement and acquire the Vista Securities has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of Vista or any other person and is based entirely upon currently available public information concerning Vista.

         (d) FINANCIAL KNOWLEDGE; INVESTMENT SUITABILITY. Each of VMC and HoldCo has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Vista Securities and is able to bear the economic risk of loss of such investment.

         (e) ADDRESS OF EACH OF VMC AND HOLDCO. The office of each of VMC and HoldCo at which each of VMC and HoldCo received and accepted the offer to purchase the Vista Securities is the address listed on the first page of this Agreement.

         (f) "U.S. PERSON". Neither of VMC and HoldCo is a "U.S. Person" as defined in Regulation S under the U.S. Securities Act and is not acquiring the Vista Securities for the account or benefit of any U.S. Person.

         (g) NO U.S. REGISTRATION. Each of VMC and HoldCo understands that the Vista Securities have not been registered under the U.S. Securities Act and, accordingly, are "restricted securities" as defined in Rule 905 of Regulation S by reference to Rule 144 under the U.S. Securities Act, and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirement, and that the Vista Securities may not be resold unless they are registered under the U.S. Securities Act or unless an exemption from such registration is available.

         (h) NO "DIRECTED SELLING EFFORTS". Each of VMC and HoldCo acknowledges that it has not purchased the Vista Securities as a result of any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Vista Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the sale of the Vista Securities.

         (i) U.S. RESALE RESTRICTIONS. Each of VMC and HoldCo agrees that if it decides to offer, sell or otherwise transfer any of the Vista Securities, it shall not offer, sell or otherwise transfer any of such Vista Securities directly or indirectly, unless:

                  (i)      the sale is to Vista;

                  (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations and it has prior to such sale furnished to Vista and/or its agents, as applicable, such seller and broker declarations or other documents as Vista or its agents may reasonably request in connection therewith;

                  (iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder or otherwise and in accordance with any applicable U.S. state securities or ("Blue Sky") laws and it has prior to such sale furnished to Vista an opinion to such effect reasonably satisfactory to Vista; or

                  (iv) the Vista Securities are subject to an effective registration statement filed under the U.S. Securities Act and subject to related compliance under any applicable U.S.
                           state securities law.

         (j) CANADIAN RESALE RESTRICTIONS. Each of VMC and HoldCo acknowledges that if it decides to offer, sell or otherwise transfer any of the Vista Securities in Canada, such securities may be offered or sold or otherwise transferred only:

                  (i) pursuant to an exemption from the registration and prospectus requirements under the Securities Laws or the applicable securities legislation of the province of Canada in which such trade is occurring, and with the prior consent of the Toronto Stock Exchange; or

                  (ii) as Vista is a "qualifying issuer" (as that term is defined in Canadian Multilateral Instrument 45-102 RESALE OF SECURITIES), four months has elapsed from the date of the issue of the Vista Securities, each of VMC and HoldCo is not, and collectively, VMC and HoldCo are not, a "control person" of Vista (as defined in the SECURITIES ACT (British Columbia)), no unusual effort is made to prepare the market or create a demand for the Vista Securities, no extraordinary commission or other consideration is paid in respect of such offer, sale or transfer and if VMC and HoldCo individually or collectively with any affiliates is an "insider" of Vista (as defined in the SECURITIES ACT (British Columbia), each of VMC and HoldCo has no reasonable grounds to believe that Vista is in default of any Securities Laws or the applicable securities legislation of the province of Canada in which such trade is occurring.

         (k) LEGEND. Each of VMC and HoldCo acknowledges that all certificates issued representing the Vista Shares and the Vista Warrant Shares, as well as all certificates issued in exchange for or in substitution therefor, shall bear legends to the following effect:

                           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE FOLLOWING HOLD PERIOD AND RESALE
                           RESTRICTIONS:

                           1. CANADIAN LEGEND - UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE DECEMBER 30, 2002.

                           2. U.S. LEGEND - THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE UNITED STATES STATE SECURITIES LAW. NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT
                                    (A) AN EFFECTIVE REGISTRATION STATEMENT
                                    UNDER THE 1933 ACT AND APPLICABLE UNITED
                                    STATES STATE SECURITIES LAWS COVERING ANY
                                    SUCH TRANSACTION OR (B) RECEIPT BY THE
                                    CORPORATION OF AN ACCEPTABLE LEGAL OPINION
                                    STATING THAT SUCH TRANSACTION IS EXEMPT FROM
                                    REGISTRATION, OR (C) THE CORPORATION
                                    OTHERWISE SATISFYING ITSELF THAT SUCH
                                    TRANSACTION IS EXEMPT FROM REGISTRATION.
                                    HEDGING TRANSACTIONS INVOLVING THE
                                    SECURITIES EVIDENCED BY THIS CERTIFICATE MAY
                                    NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH
                                    THE 1933 ACT."

                  In addition, each of VMC and HoldCo acknowledges that all certificates issued representing the Vista Warrants shall bear legends to the following effect:

                           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE FOLLOWING HOLD PERIOD AND RESALE
                           RESTRICTIONS:

                           1. CANADIAN LEGEND - UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE DECEMBER 30, 2002.

                           2. U.S. LEGEND - THESE WARRANTS AND THE SECURITIES TO BE ISSUED UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE UNITED STATES STATE SECURITIES LAW. THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE 1933 ACT AND IN COMPLIANCE WITH APPLICABLE UNITED STATES STATE SECURITIES LAW OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED UNDER REGULATION S UNDER THE 1933 ACT."

         (l) RECORD OF TRANSFER. Each of VMC and HoldCo understands and acknowledges that Vista shall refuse to register any transfer of the Vista Securities (i) that is not made in accordance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from such registration requirement, and in accordance with applicable provisions of any U.S. state securities law, or (ii) that is not exempt from or not subject to the registration and prospectus requirements under the Securities Laws or the securities legislation of the province of Canada in which such transfer is occurring.

         (m) HEDGING. Each of VMC and HoldCo shall not conduct hedging transactions involving the Vista Securities unless in compliance with the U.S. Securities Act.

         (n) EXERCISE OF VISTA WARRANTS. Each person exercising Vista Warrants shall be required to give (i) written certification that it is not a U.S. Person (as defined in Regulation S under the U.S. Securities Act) and the Vista Warrants are not being exercised on behalf of a U.S. Person, or (ii) a written opinion of counsel to the effect that the Vista Warrants and the Vista Warrant Shares delivered upon exercise of the Vista Warrants have been registered under the U.S. Securities Act or are exempt from registration thereunder.

3.2               REPRESENTATIONS AND WARRANTIES OF VICEROY

                  Viceroy represents and warrants to and in favour of Vista and Granges as follows, and acknowledges that Vista and Granges are relying upon such representations and warranties in addition to the due diligence and investigations undertaken by Vista and Granges prior to the Closing as an inducement to enter into this Agreement and to consummate the transactions contemplated hereby, that as at the date hereof:

(1)               CORPORATE STATUS AND CAPACITY

         (a) CORPORATE STATUS OF VICEROY. Viceroy is duly amalgamated and validly exists under the laws of British Columbia and in good standing under the COMPANY ACT (British Columbia).

         (b) CORPORATE POWER AND CAPACITY OF VICEROY TO ENTER INTO AND PERFORM AGREEMENT. Viceroy has the corporate power and capacity to enter into this Agreement, to consummate all transactions contemplated herein and to perform its obligations hereunder.

         (c) NO BANKRUPTCY PROCEEDINGS. No proceedings have been taken or authorized by Viceroy, to the best of the knowledge of Viceroy, by any other person, with respect to the bankruptcy, insolvency, liquidation, dissolution, or winding-up of Viceroy.

(2)               NO DEFAULT

                  The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or the fulfilment of or compliance with the terms and provisions hereof do not and shall not, and do not create a state of facts which after notice or lapse of time or both shall:

         (a) result in a breach of or violate any term or provision of the Constating Documents of Viceroy;

         (b) conflict with, result in the breach of, constitute a default under, or accelerate or permit the acceleration of the obligations of Viceroy under, any contract to which Viceroy is a party;

         (c) subject to compliance with disclosure requirements under applicable securities legislation and the rules, by-laws and policies of any stock exchange having jurisdiction, conflict with, breach, or violate any of the terms, conditions or provisions of any Law, or any judgment, order, injunction, decree, regulation or ruling of any court or stock exchange having jurisdiction.

(3)               BINDING AGREEMENT

                  This Agreement has been duly executed and delivered by Viceroy and constitutes a legal, valid and binding obligation of Viceroy.

(4)               OWNERSHIP OF VMC AND HOLDCO

         (a) Viceroy is the sole legal and beneficial owner of all of the issued and outstanding shares of VMC and accordingly VMC is a direct wholly-owned subsidiary of Viceroy.

         (b) VMC is the sole legal and beneficial owner of all of the issued and outstanding shares of HoldCo and accordingly HoldCo is an indirect wholly-owned subsidiary of Viceroy.

(5)               NO COMMISSION

                  Viceroy has not taken any action that would result in a brokerage commission, finder's fee or other like payment being payable by any party hereto with respect to the transactions contemplated hereby.

(6)               APPROVALS

                  Except as disclosed in SCHEDULE "H" hereto, no exemption, consent, approval, order or authorization of any court, Governmental Authority or any third party is required by, or with respect to, Viceroy in connection with the execution, delivery and performance of this Agreement by Viceroy or the consummation by Viceroy of any of the transactions contemplated hereby.

3.3               REPRESENTATIONS AND WARRANTIES OF VISTA AND GRANGES

                  Vista and Granges represent and warrant to and in favour of VMC, HoldCo and Viceroy as follows and acknowledge that VMC, HoldCo and Viceroy are relying upon such representations and warranties as an inducement to enter into this Agreement and to consummate the transactions contemplated hereby, that as at the date hereof:

(1)               CORPORATE STATUS AND CAPACITY

         (a) CORPORATE STATUS OF GRANGES. Granges is a company that is duly incorporated and validly existing under the laws of British Columbia and in good standing under the COMPANY ACT (British Columbia).

         (b) CORPORATE STATUS OF VISTA. Vista is a corporation that is duly continued and validly existing under the laws of the Yukon Territory and in good standing under the BUSINESS CORPORATIONS ACT (Yukon Territory).

         (c) CORPORATE POWER AND CAPACITY OF GRANGES. Granges has the corporate power and capacity to enter into this Agreement, to perform its obligations hereunder and to acquire legal and beneficial title to and ownership of the Purchased Shares from VMC and HoldCo on the terms and conditions hereof.

         (d) CORPORATE POWER AND CAPACITY OF VISTA. Vista has the corporate power and capacity to enter into this Agreement, to perform its obligations hereunder and to acquire legal and beneficial title to and ownership of the Purchased Shares from VMC and HoldCo on the terms and conditions hereof.

         (e) NO BANKRUPTCY PROCEEDINGS. No proceedings have been taken or authorized by Granges or Vista or, to the best of the knowledge of Granges or Vista, by any other person, with respect to the bankruptcy, insolvency, liquidation, dissolution, or winding-up of Granges or Vista.

(2)               NO DEFAULT

                  The execution and delivery of this Agreement, the fulfilment of or compliance with the terms and provisions hereof and the issue, sale and delivery on the Closing Date of the Vista Securities, do not and shall not result in a breach of and do not create a state of facts which, after notice or lapse of time, or both, shall result in a breach of, and do not and shall not conflict with, any of the terms, conditions or provisions of the Constating Documents of Granges or Vista or any trust indenture, agreement or instrument to which Granges or Vista is a party or by which Granges or Vista is contractually bound or will be contractually bound on the Closing Date.

(3)               BINDING AGREEMENT

                  This Agreement has been duly executed and delivered by Vista and Granges and constitutes a legal, valid and binding obligation of the Purchaser and Vista.

(4)               SHARE CAPITAL

         (a) SHARE CAPITAL. The authorized share capital of Vista consists of an unlimited number of common shares without par value and an unlimited number of preferred shares, of which 6,067,868 common shares are issued and outstanding on the date hereof as fully paid and non-assessable shares.

         (b) NO OPTIONS. No person has any option, warrant, right, call, commitment, conversion right, right of exchange or other agreement, present or future, contingent or absolute, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement for the purchase, subscription, allotment or issuance of any of the unissued common shares, financial instruments convertible into common shares or other securities of Vista except as disclosed in the Form 1: CHANGE IN OUTSTANDING AND RESERVED SECURITIES filed with the Toronto Stock Exchange for the month of July 2002.

(5)               LISTING OF COMMON SHARES

                  The common shares in the capital of Vista are listed and posted for trading on the Stock Exchanges.

(6)               REPORTING ISSUER STATUS

                  Vista is a "reporting issuer" under the SECURITIES ACT (British Columbia) and the SECURITIES Act (Ontario), and is in compliance with its obligations thereunder.

(7)               QUALIFYING ISSUER STATUS

                  Vista is a "qualifying issuer" as that term is defined in Canadian Multilateral Instrument 45-102 RESALE OF SECURITIES.

(8)               NO COMMISSION

                  Neither Granges nor Vista has taken any action that would result in a brokerage commission, finder's fee or other like payment being payable by any party hereto with respect to the transactions contemplated hereby.

(9)               DISCLOSURE DOCUMENTS

                  The following disclosure documents of Vista:

         (a) the Annual Report for the year ended December 31, 2001, including the audited financial statements for such year, filed on Form 10-KSB with the SEC;

         (b) the Quarterly Report for the three months ended March 31, 2002, including the unaudited financial statements for such three-month period, filed on Form 10-QSB with the SEC;

         (c) the Quarterly Report for the six months ended June 30, 2002, including the unaudited financial statements for such six-month period, filed on Form 10-QSB with the SEC;

         (d) the Notice of Meeting and Management Information and Proxy Circular for the 2002 Annual and Special General Meeting filed on Schedule 14A with the SEC; and

         (e) each report on Form 8-K filed with the SEC after March 31, 2002,

were, at their respective dates of issue or publication true and correct in all material respects, contained no misrepresentations and were prepared in accordance with and complied with Securities Laws and U.S. Securities Laws.

(10)              MATERIAL CHANGES

                  Except as contemplated by this Agreement and as publicly disclosed by Vista, Vista has not:

         (a) experienced any adverse material change in the business, operations, assets, liabilities, ownership, capital or financial position or condition of Vista, or any change in a material fact that has a significant adverse effect on, or would reasonably be expected to have a significant adverse effect on, the business, operations, assets, liabilities, ownership, capital or financial position or condition of Vista;

         (b) transferred, assigned, sold or otherwise disposed of any material part of Vista's assets or business, except in the normal course of business;

         (c) incurred or assumed any material Liability, except unsecured current obligations and liabilities incurred in the ordinary and usual course of business;

         (d) suffered an extraordinary loss (before interest or taxes), waived, surrendered or omitted to take any action in respect of any rights of substantial value or entered into any commitment or transaction not in the normal course of business, where such loss, rights, commitment or transaction is or would be material in relation to the assets or the business of Vista;

         (e) declared or paid any dividend or declared or made any other distribution on any of the issued shares of Vista or redeemed, purchased or otherwise acquired any of the issued shares or Vista; or

         (f) authorized, agreed or otherwise become committed to do any of the foregoing.

(11)              LEGAL AND REGULATORY MATTERS

         (a) COMPLIANCE WITH LAWS. The operation of the business of Vista is conducted in compliance in all material respects with all applicable Laws of each jurisdiction in which such business has been and is carried out and Vista has not received any notice of any alleged material breach or violation of any such Laws.

         (b) LICENSES, REGISTRATIONS AND PERMITS. Each of Vista and Granges is duly qualified to carry on, and holds all licenses, registrations and permits as may be required for carrying on, its business in all jurisdictions in which the nature of its business or assets make such qualification, licenses, registrations and permits necessary.

(12)              APPROVALS

                  Except as disclosed in SCHEDULE "H" hereto, no exemption, consent, approval, order or authorization of any court, Governmental Authority or any third party is required by, or with respect to, Vista or Granges in connection with the execution, delivery and performance of this Agreement by Vista or Granges or the consummation by Vista or Granges or any of the transactions contemplated hereby.

                                    ARTICLE 4

                                    COVENANTS

4.1               COVENANTS OF VMC, HOLDCO AND VICEROY

(1)               AGREEMENT DATE TO CLOSING

                  Each of VMC, HoldCo and Viceroy covenants and agrees with Vista and Granges that, from the date of this Agreement to the Closing, it shall:

         (a) ACCESS. Provide Granges, Vista and their representatives with continued access at reasonable times to the books, records, financial statements, and other records and information relating to Paredones, including the Assets, the Business, the Purchased Shares and VMC's and HoldCo's ownership interest therein, and all other information about the Assets, the Business, the Purchased Shares and VMC's and HoldCo's ownership interest therein requested by Vista, in connection with the sale and purchase of the Purchased Shares;

         (b) CONDUCT BUSINESS IN THE ORDINARY COURSE. Except as otherwise provided in this Agreement, carry on and conduct the Business in the ordinary course, consistent with past practice and use its commercially reasonable efforts to preserve intact the Assets;

         (c) NO ENCUMBRANCES ON ASSETS. Refrain from creating or permitting any Encumbrance, other than Permitted Encumbrances, on the Assets in whole or in part and from selling, transferring or otherwise disposing of the Assets;

         (d) NO ENCUMBRANCE ON PURCHASED SHARES. Refrain from creating or permitting any Encumbrance, other than Permitted Encumbrances, on the Purchased Shares;

         (e) NO DIVIDENDS. Refrain from declaring any dividends or making any other distributions in respect of capital stock of Paredones;

         (f) NO CHANGE TO MATERIAL CONTRACTS. Refrain from amending or varying any of the Material Contracts or enter into any other Material Contract;

         (g) MAINTAIN INSURANCE. Cause Paredones to maintain in full force and effect its policy of insurance now in effect in respect of one motor vehicle, and shall give all notices and present all claims under such existing policy in a due and timely fashion as may be reasonably required in accordance with prudent business practice;

         (h) RESTRICTIONS ON LOANS. Ensure that Paredones does not incur any borrowings;

         (i) RESTRICTIONS ON CERTAIN COMMITMENTS. Not, without Vista's prior written consent or unless required by law or required to repair or replace any loss or damage to the Assets arising subsequent to the execution of this Agreement, commence any new capital projects or make any capital or exploration expenditures and that Paredones does not incur any contingent liability;

         (j) NO AMENDMENT TO CHARTER DOCUMENTS. Except as otherwise provided in this Agreement, not amend Paredones' Constating Documents or change in any manner Paredones' authorized capital or the rights, privileges, restrictions and conditions attaching to any of Paredones' share capital;

         (k) NO APPOINTMENTS OF NEW DIRECTORS OR OFFICERS. Ensure that Paredones does not appoint any new directors or officers;

         (l) MAINTAIN REGISTRATIONS. Use its best efforts to maintain all of Paredones' registrations, licenses and permits, and the registrations, licences and permits of Paredones' directors, and any officers and employees, in good standing with such Governmental Authorities as are necessary to permit Paredones and its directors, officers and employees to carry on the Business as presently carried on;

         (m) COMPLIANCE WITH LAWS. Comply in all material respects with all Laws applicable to it and to the conduct of the Business;

         (n) OBTAIN CONSENTS. Use its best efforts to obtain, and where required for the operation of the Business, to transfer to Vista and Granges, all necessary Governmental Authorizations, and all necessary releases, waivers, consents and approvals as may be required to complete VMC's, HoldCo's and Viceroy's obligations under this Agreement and to consummate the transactions contemplated by this Agreement, and all such releases, waivers, consents and approvals shall be in form and substance satisfactory to Vista, acting reasonably;

         (o) MAINTENANCE OF BOOKS AND RECORDS. Maintain Paredones' books of account and records in the usual, regular and ordinary manner, in accordance with generally accepted accounting principles applied in Mexico on a consistent basis; and

         (p) NOTICE OF MATERIAL DEVELOPMENTS. Notify Vista and Granges as soon as any of its directors or officers have determined that a state of facts exist which results in, or shall result in:

                  (i) any representation and warranty of VMC, HoldCo or Viceroy being untrue or incorrect in any material respects;

                  (ii) the non-fulfilment of any conditions set forth in this Agreement; or

                  (iii) any adverse material change in the business, operations, assets, liabilities, ownership, capital or financial position or condition of Paredones, or change in a material fact that has a significant adverse affect on, or would reasonably be expected to have a significant adverse affect on, the Business, operations, Assets, liabilities, ownership, capital or financial position or condition of Paredones.

                  VMC, HoldCo and Viceroy acknowledge that Vista and Granges are relying upon the foregoing covenants and agreements in addition to the due diligence and investigations of Vista and

Granges as an inducement to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

(2)               AT CLOSING

                  In addition to the foregoing, each of VMC, HoldCo and Viceroy covenants and agrees with Vista and Granges that it shall ensure that immediately prior to the Closing:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of VMC, HoldCo and Viceroy shall be true and correct in all material respects;

         (b) EXECUTION AND DELIVERY RATIFIED AND AUTHORIZED. The execution and delivery of this Agreement and the performance by each of VMC, HoldCo and Viceroy of its respective obligations under this Agreement shall be duly and validly ratified and authorized by the Board of Directors of VMC, HoldCo and Viceroy, as the case may be; and

         (c) DUE EXECUTION. This Agreement shall be duly executed and delivered by VMC, HoldCo and Viceroy and constitute a valid and binding obligation of VMC, HoldCo and Viceroy enforceable against VMC, HoldCo and Viceroy.

                  VMC, HoldCo and Viceroy acknowledge that Vista and Granges are relying upon the foregoing covenants and agreements as an inducement to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

(3)               POST-CLOSING

                  In addition to the foregoing, each of Viceroy, VMC and HoldCo agrees and covenants with Vista and Granges that as soon as practicable after the Closing Date and in any event no later than three months from the Closing Date, it shall cause:

         (a) the filing with the applicable Mexican Governmental Authorities of any required instrument or document in order to register in the name of Paredones such mining concessions comprising the Mineral Rights which have not been registered in the name of Paredones as of the Closing Date;

         (b) the valid execution or endorsement of all deeds, bills of sale, transfers and assignments, including any required consents and approvals listed in SCHEDULE "H", in form and substance acceptable to Vista, as Vista may reasonably require and as are necessary to effectively transfer and convey title to any Assets which, have not been formally transferred or conveyed to Paredones as of the Closing Date, including, without limitation, the Lands described in the agreements listed as items 2 to 7 of SCHEDULE "B", the Surface Rights Agreements described in items 14 and 15 of part B of SCHEDULE "C" and the water concession described in item 1 of part B of SCHEDULE "D";

         (c) the delivery to such location or locations as instructed by Vista in writing of any Assets which are not in the possession or control of Paredones as of the Closing Date including, but not limited to, the Technical Data located in Viceroy's offices in Vancouver, British Columbia; and

         (d) the cancellation of the registration at the Public Registry of Mining of the Contract of Acquisition and Development of mining rights entered into with respect to the mining concessions San Antonio, La Rica, Tocopilla, Julia, Maile and La Dificultad.

                  VMC, HoldCo and Viceroy acknowledge that Vista and Granges are relying upon the foregoing covenants and agreements as an inducement to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

4.2               COVENANTS OF VISTA AND GRANGES

(1)               GENERAL

                  Each of Vista and Granges covenants and agrees with VMC, HoldCo and Viceroy as follows:

         (a) CONSENT OF STOCK EXCHANGES. Vista shall use its best efforts to obtain the consent of the Stock Exchanges and comply with all other regulatory requirements, requirements of the Stock Exchanges and requirements of the Securities Laws and U.S. Securities Laws applicable to the offering and sale of Vista Securities, to Viceroy on a "private placement" basis as contemplated by this Agreement prior to the Closing Date; and

         (b) LISTING OF SHARES. Vista shall use its best efforts to ensure that the Vista Shares and Vista Warrant Shares shall be listed and posted for trading on the Stock Exchanges.

                  Vista and Granges acknowledge that VMC, HoldCo and Viceroy are relying upon the foregoing covenants and agreements as an inducement to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

(2)               AT CLOSING

                  In addition to the foregoing, each of Vista and Granges covenants and agrees with VMC, HoldCo and Viceroy that immediately prior to the
Closing:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Vista and Granges shall be true and correct in all material respects;

         (b) EXECUTION AND DELIVERY RATIFIED AND AUTHORIZED. The execution and delivery of this Agreement and the performance by each of Vista and Granges of its respective obligations under this Agreement shall be duly and validly ratified and authorized by the Board of Directors of Vista and Granges, as the case may be; and

         (c) DUE EXECUTION. This Agreement shall be duly executed and delivered by Vista and Granges and constitute a valid and binding obligation of Vista and Granges, enforceable against Vista and Granges.

                  Vista and Granges acknowledge that VMC, HoldCo and Viceroy are relying upon the foregoing covenants and agreements as an inducement to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

(3)               POST-CLOSING

                  In addition to the foregoing, Vista covenants and agrees with VMC, HoldCo and Viceroy as follows:

         (a) REGISTRATION STATEMENT. Vista shall include the Vista Shares and the Vista Warrant Shares in the next registration statement filed with the SEC and in any event, shall use commercially reasonable efforts to prepare and file a registration statement with the SEC with respect to the Vista Shares and the Vista Warrant Shares within six months of the Closing Date.

         (b) PAYMENT OF IVA TAXES. As soon as is reasonably practicable after the Closing Date, Vista shall cause Paredones to apply to the appropriate Mexican Governmental Authorities for a refund of the valued added tax ("IVA") recoverable and generated by virtue of the activities carried on by Paredones prior to Closing. Vista shall pay to, or as directed by, VMC or HoldCo an amount equal to the amount of any such IVA refunded to Paredones less any reasonable costs or expenses that Vista or Paredones have incurred in connection therewith. Notwithstanding the foregoing, VMC, HoldCo and Viceroy acknowledge and agree that neither Vista nor Paredones shall be liable if, for any reason, such IVA refund is rejected or denied by Mexican Governmental Authorities.

                  Vista acknowledges that VMC, HoldCo and Viceroy are relying upon the foregoing covenants and agreements as an inducement to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

                                    ARTICLE 5

                              CONDITIONS PRECEDENT

5.1               MUTUAL CONDITIONS PRECEDENT

                  The obligations of the parties to complete the sale of the Purchased Shares and the transactions contemplated by this Agreement are subject to the following conditions being satisfied on or before the Closing, which conditions are for the mutual benefit of all parties to this Agreement and may be waived in whole or in part only if jointly waived by all of the parties to this Agreement:

         (a) all material approvals, authorizations or consents, including approvals by Governmental Authorities, regulatory authorities, third parties and judicial approvals and orders legally required for the consummation of the Agreement and the transactions contemplated by this Agreement, shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances; and

         (b) none of the approvals, authorizations, consents, orders, laws or regulations contemplated in this Section 5.1 shall have contained terms or conditions or require undertakings or security deemed unsatisfactory or unacceptable by any of the parties hereto acting reasonably.

5.2               CONDITIONS FOR THE BENEFIT OF VMC, HOLDCO AND VICEROY

                  The obligation of VMC, HoldCo and Viceroy to complete the sale of the Purchased Shares and the transactions contemplated by this Agreement is subject to the satisfaction on or before the Closing, for the exclusive benefit of VMC, HoldCo and Viceroy, of each of the following conditions:

         (a) the representations and warranties of Vista and Granges shall be true and correct in all material respects as at the Closing with the same force and effect as if such representations and warranties had been made at and as of the Closing;

         (b) Vista and Granges shall have, in all material respects, performed and complied with all covenants and agreements contained in this Agreement to be performed or complied with, or caused to be performed or complied with, by Vista and Granges at or prior to the Closing;

         (c)      Vista shall have delivered to VMC and HoldCo at the Closing:

                  (i) a certified cheque representing the sum of $1,000,000;

                  (ii)     a share certificate representing 303,030 Vista
                           Shares;

                  (iii)    a Warrant Certificate representing 303,030 Vista
                           Warrants;

                  (iv) certified copies of resolutions of the directors of Vista and Granges approving this Agreement and all other transactions contemplated by this Agreement;

                  (v) a wire transfer representing the sum of US$45,962.73 for mining duties corresponding to the second semester of 2002 paid by Viceroy, VMC or HoldCo with respect to the Mineral Rights; and

                  (vi) such other documentation and assurances as may be reasonably required by VMC, HoldCo, or Viceroy, or their counsel;

         (d) each of Vista and Granges shall have delivered to VMC, HoldCo and Viceroy a certificate, dated as of the Closing, and signed by any two of its officers certifying that:

                  (i) the representations and warranties of Vista and Granges herein contained are true and correct at the Closing;

                  (ii) each of Vista and Granges has performed and complied with all covenants and agreements contained in this Agreement to be performed or complied with by Vista and Granges at or prior to the Closing; and

                  (iii) all necessary corporate action has been taken by Vista and Granges to authorize the execution and delivery of this Agreement and to consummate the transactions contemplated by this Agreement; and

         (e) counsel to Vista and Granges shall have delivered to VMC, HoldCo and Viceroy favourable legal opinions, dated as of the Closing Date, in form and content to the reasonable satisfaction of VMC, HoldCo and Viceroy and with respect to all such matters as VMC, HoldCo and Viceroy may reasonably request including, without limitation, the following:

                  (i) each of Vista and Granges is duly organized and is a validly existing company, is in good standing under applicable laws with respect to the filing of annual returns, and is duly qualified to carry on business and own property under the laws of their respective jurisdiction of organization;

                  (ii) this Agreement has been duly authorized by all necessary corporate action on the part of Vista and Granges, has been duly executed and delivered by and on behalf of Vista and Granges, and is valid and legally binding upon Vista and Granges;

                  (iii) all necessary steps, authorizations and approvals have been taken or obtained by Vista and Granges to authorize the execution and delivery by Vista and Granges of the Agreement and the performance of their respective obligations thereunder;

                  (iv)     the authorized and issued share capital of Vista;

                  (v) the Vista Shares have been duly and validly allotted and issued as fully-paid and non-assessable common shares in the capital of Vista;

                  (vi) the Warrant Shares issuable upon the exercise of the Vista Warrants have been duly and validly allotted for issuance and will, upon due exercise of the Vista Warrants in accordance with the terms of the Warrant Certificate and receipt by Vista of payment therefor, be validly issued as fully paid and non-assessable common shares in the capital of Vista.

                  (vii) the Vista Warrants have been duly and validly created;

                  (viii) the Vista Shares and the Vista Warrant Shares have been conditionally approved for listing on the Stock Exchanges, subject to the filing of the required documents within the time stipulated by the Stock Exchanges;

                  (ix) Vista is a "reporting issuer" not in default under the SECURITIES ACT (British Columbia);

                  (x) Vista is a "qualifying issuer" as that term is defined in Canadian Multilateral Instrument 45-102 RESALE OF SECURITIES;

                  (xi) no prospectus is required and, except as have been obtained or completed, no approval or consent of or filing with any governmental authority in British Columbia or the Stock Exchanges is required in order to qualify the issuance and sale by Vista of the Vista Securities except for the filing within 10 days of the Closing Date of reports in prescribed form prepared and executed in accordance with the Securities Laws and except as may be required by the Stock Exchanges in connection with the sale of the Vista Securities; and

                  (xii) the hold periods and resale restrictions applicable to the Vista Securities under the Securities Laws and the U.S. Securities Laws,

                  it being understood that counsel may rely as to matters of fact, to the extent appropriate in the circumstances, on certificates of Vista and Granges executed on behalf of Vista and Granges by a senior officer of Vista and Granges, as the case may be.

The foregoing conditions are inserted for the exclusive benefit of VMC, HoldCo and Viceroy and may be waived in whole or in part by VMC, HoldCo or Viceroy at any time.

5.3               CONDITIONS FOR THE BENEFIT OF VISTA AND GRANGES

                  The obligation of Vista and Granges to complete the purchase of the Purchased Shares and the transactions contemplated by this Agreement is subject to the satisfaction on or before the Closing, for the exclusive benefit of Vista and Granges, of each of the following conditions:

         (a) the representations and warranties of VMC, HoldCo and Viceroy herein shall be true and correct in all material respects as at the Closing with the same force and effect as if such representations and warranties had been made at and as of the Closing;

         (b) VMC, HoldCo and Viceroy shall have, in all material respects, performed and complied with all covenants and agreements contained in this Agreement to be performed or complied with, or caused to be performed or complied with, by VMC, HoldCo or Viceroy at or prior to the Closing;

         (c) as of the date of this Agreement, there shall not have been any adverse material change in the business, operations, assets, liabilities, ownership, capital or financial position or condition of Paredones, or change in a material fact that has a significant adverse affect on, or would reasonably be expected to have a significant adverse effect on the Business, operations, Assets, liabilities, ownership, capital, or financial position or condition of Paredones;

         (d) as of the date of this Agreement by Vista, there are no outstanding options, warrants or other rights to acquire shares of Paredones or any material change in compensation or benefits arrangements with any director, officer or employee of Paredones;

         (e) as of the date of this Agreement there shall exist no actions, suits, judgements, litigation, investigations or proceedings outstanding, pending or threatened in writing against or affecting Paredones, VMC, HoldCo or Viceroy in connection with the transactions contemplated hereby;

         (f) the receipt by Vista and Granges of confirmation satisfactory to Vista and Granges that the purchase of the Purchased Shares and the transactions contemplated by this Agreement have been approved by the required majority of the shareholders of VMC, HoldCo and Viceroy or that such approvals are not required;

         (g) VMC, HoldCo and Viceroy shall have delivered to Vista and Granges at the Closing:

                  (i) resignations in writing of all directors and officers of Paredones;

                  (ii) duly executed share certificates registered on the books of Paredones representing 103,913,985 Purchased Shares registered in the name of Vista and one Purchased Share registered in the name of Granges;

                  (iii) certified copies of resolutions of the directors of VMC, HoldCo and Viceroy approving the transfer of the Purchased Shares to Vista and Granges all other transactions contemplated by this Agreement;

                  (iv) minutes of the shareholders' meeting of Paredones approving the transfer of the Purchased Shares to Vista and Granges;

                  (v) confirmation, in a form satisfactory to Vista, that the execution and performance of this Agreement by VMC, HoldCo and Viceroy has been approved by the required majority of the shareholders of VMC, HoldCo and Viceroy or that such approval is not required;

                  (vi) all corporate records of Paredones, including the updated minutes books of Paredones;

                  (vii) all Assets in the possession of Viceroy, VMC and HoldCo and not otherwise in the possession or control of Paredones, including the Technical Data located in Viceroy's offices in Vancouver, British Columbia;

                  (viii) a general or special power of attorney, whereby VMC appoints a resident in Mexico as its representative for Mexican tax purposes;

                  (ix) a general or special power of attorney, whereby HoldCo appoints a resident in Mexico as its representative for Mexican tax purposes; and

                  (x) such other documentation and assurances reasonably required by Vista or its counsel;

         (h) each of VMC, HoldCo and Viceroy shall have delivered to Vista and Granges a certificate, dated as of the Closing, and signed by any two of its officers acceptable to Vista certifying that:

                  (i) the representations and warranties of VMC, HoldCo and Viceroy herein contained are true and correct at the Closing;

                  (ii) each of VMC, HoldCo and Viceroy has performed and complied with all covenants and agreements contained in this Agreement to be performed or complied with by VMC, HoldCo and Viceroy at or prior to the Closing;

                  (iii) all necessary corporate action has been taken by VMC, HoldCo and Viceroy to authorize the execution and delivery of this Agreement and to consummate the transactions contemplated by this Agreement;

                  (iv) as of the date of this Agreement, there shall not have been any adverse material change in the business, operations, assets, liabilities, ownership, capital or financial position or condition of VMC, HoldCo or Paredones, or change in a material fact that has a significant adverse affect on, or would reasonably be expected to have a significant adverse effect on the Business, operations, Assets, liabilities, ownership, capital, or financial position or condition of Paredones;

                  (v) as of the date of this Agreement by Vista, there are no outstanding options, warrants or other rights to acquire shares of Paredones or any material change in compensation or benefits arrangements with any director, officer, attorneys or employee of Paredones;

                  (vi) as of the date of this Agreement there shall not have existed any actions, suits, judgements, litigation, investigations or proceedings outstanding, pending or threatened in writing against or affecting the VMC, HoldCo, Paredones or Viceroy in connection with the transactions contemplated hereby; and

         (i) counsel to VMC, HoldCo Viceroy and Paredones shall have delivered to Vista and Granges favourable legal opinions, dated the Closing, in form and content to the reasonable satisfaction of Vista and Granges and with respect to all such matters as Vista and Granges may reasonably request including, without limitation, the following:

                  (i) each of VMC, HoldCo and Viceroy is duly organized and is a validly existing company, is in good standing under applicable laws with respect to the filing of annual returns, and is duly qualified to carry on business and own property under the laws of the Province of British Columbia;

                  (ii) Paredones has all necessary corporate power and capacity to own the Assets and to carry on its Business as now conducted;

                  (iii) this Agreement has been duly authorized by all necessary corporate action on the part of VMC, HoldCo and Viceroy, has been duly executed and delivered by and on behalf of VMC, HoldCo and Viceroy, and is valid and legally binding upon VMC, HoldCo and Viceroy;

                  (iv) all necessary steps, authorizations and approvals have been taken or obtained by VMC, HoldCo and Viceroy to authorize the execution and delivery by VMC, HoldCo and Viceroy of the Agreement and the performance of their respective obligations thereunder;

                  (v) so far as counsel is aware, none of the execution and delivery of this Agreement, nor the fulfilment of its terms, conflicts or shall conflict with or results or shall result in a breach of any of the terms, conditions or provisions of the Constating Documents of either VMC, HoldCo, Paredones or Viceroy, resolutions of the shareholders and directors of VMC, HoldCo, Paredones or Viceroy, any applicable laws, or, so far as counsel is aware, any material license or permit issued to VMC, HoldCo, Paredones or Viceroy or any material agreement or instrument to which VMC, HoldCo, Paredones or Viceroy is a party;

                  (vi) so far as counsel is aware, there is no threatened, pending or actual litigation affecting or involving Paredones;

                  (vii)    the authorized share capital of Paredones;

                  (viii) the certificates representing the Purchased Shares have been duly endorsed in favour of Vista and Granges;

                  (ix) according to the register of shareholders of Paredones, VMC and HoldCo are the legal holders of all of the issued and outstanding shares of Paredones;

                  (x) according to the register of shareholders of VMC and HoldCo, Viceroy is the legal holder of all of the issued and outstanding shares of VMC and VMC is the legal holder of all of the issued and outstanding shares of HoldCo;

                  (xi) all necessary steps, authorizations and approvals have been taken or obtained by Paredones, VMC, HoldCo and Viceroy to authorize the due and valid transfer of the Purchased Shares at the Closing from VMC and HoldCo to Vista and Granges in accordance with the terms of the Agreement and the consummation of the transactions contemplated by the Agreement; and

                  (xii) the form of certificates representing the Purchased Shares comply with the constating documents of Paredones, the applicable corporate statutes of Mexico and have been duly issued, it being understood that counsel may rely as to matters of fact, to the extent appropriate in the circumstances, on certificates of VMC, HoldCo, Paredones and Viceroy executed on behalf of VMC, HoldCo, Paredones and Viceroy by a senior officer of VMC, HoldCo, Paredones and Viceroy, as the case may be.

The foregoing conditions are inserted for the exclusive benefit of Vista and Granges and may be waived in whole or in part by Vista and Granges at any time.

                                    ARTICLE 6

                    SURVIVAL OF REPRESENTATIONS AND INDEMNITY

6.1               SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

                  The representations, warranties and covenants of each of the parties hereto contained in this Agreement shall survive the Closing and the completion of the transactions contemplated hereby and shall continue in full force and effect for a period of one year thereafter.

6.2               INDEMNITY

         (a) In addition to any other rights or remedies Vista and Granges have under this Agreement, each of VMC, HoldCo and Viceroy shall indemnify and save Vista and Granges harmless from and against all losses, costs, damages, expenses, penalties and liabilities suffered or incurred by Granges or Vista by reason of:

                  (i) a breach of any representation or warranty, covenant or agreement in this Agreement by VMC, HoldCo or Viceroy; and

                  (ii) without limiting the generality of the foregoing, any Liability, disclosed or undisclosed, known or unknown, determined or undetermined, which was created or existing or arose out of acts or omissions prior to the Closing in connection with the Assets, the Business or the Purchased Shares which Granges or Vista is required to discharge, to the extent such Liability has not been incurred or created by Granges or Vista after the Closing, provided such indemnity shall be limited to a maximum amount equal to the Purchase Price.

         (b)      Until the amount payable by Vista to VMC and HoldCo under
                  Section 2.3(c) is paid in accordance with the terms of this Agreement, such amount payable shall be offset by any amount for which VMC, HoldCo or Viceroy are legally obligated to pay pursuant to the indemnity provided by VMC, HoldCo and Viceroy under Subsection 6.2(a), provided such amount is in excess of $25,000.

                                    ARTICLE 7

                                     GENERAL

7.1               TIME AND PLACE OF CLOSING

                  The Closing shall take place at 12:00 o'clock p.m. (Vancouver time) on the Closing Date at the offices of Borden Ladner Gervais LLP in Vancouver, British Columbia, or at such other place or date as may be mutually agreed by the parties.

7.2               NOTICES

                  Any notice or other communication which is required or permitted to be given pursuant to any provision of this Agreement shall be in writing, delivered personally, by registered mail or by telecopy, and addressed as follows:

         (a) in the case of a notice or other communication to VMC, HoldCo or Viceroy:

                           Viceroy Resource Corporation
                           Suite 900, 570 Granville Street
                           Vancouver, British Columbia
                           V6C 3P1

                           Attention:  Chief Financial Officer
                           Telecopier Number:  (604) 682-3941

                  with a copy to:

                           DuMoulin Black
                           10th Floor, 595 Howe Street
                           Vancouver, British Columbia
                           V6C 2T5

                           Attention:  Corey M. Dean
                           Telecopier Number:  (604) 687-8772

         (b)      in the case of a notice or other communication to Granges or
                  Vista:

                           Vista Gold Corp.
                           Suite 5, 7961 Shaffer Parkway
                           Littleton, Colorado
                           U.S.A. 80127

                           Attention:  Ronald J. (Jock) McGregor
                           Telecopier Number:  (720) 981-1186

                  with a copy to:

                           Borden Ladner Gervais LLP
                           1200 Waterfront Centre
                           200 Burrard Street
                           P.O. Box 48600
                           Vancouver, British Columbia
                           V7X 1T2

                           Attention:  Jason J. Brooks

                           Telecopier Number:  (604) 687-1415

or such other address or telecopier number as a party may, from time to time, advise the other parties hereto by notice in writing given in accordance with the foregoing. The date of receipt of any such notice shall be deemed to be the date of delivery thereof, if delivered, and on the day of telecopying, if telecopied, provided such day is a Business Day and, if not, on the first Business Day thereafter.

7.3               CONFIDENTIALITY AND DISCLOSURE

         (a) Except as may be required by applicable laws, any information concerning any of VMC, HoldCo, Viceroy, Granges, Vista or Paredones and their respective affiliates disclosed to the other parties to this Agreement or their representatives, which has not been publicly disclosed, shall be kept strictly confidential by them and shall not be disclosed or used by the recipients thereof whether or not the Closing occurs until publicly disclosed by the party to which such information relates. Further, it is agreed and acknowledged that all such information is being disclosed solely for the purpose of completing the transactions contemplated by this Agreement and shall not be used for any other purpose. In the event that the Closing does not occur, all documents, if any, of a confidential nature, delivered VMC, HoldCo, Viceroy, Granges or Vista or their respective representatives and any copies thereof shall be immediately returned to the party to which such information relates.

         (b) Except as may be required under applicable laws, no press releases or material change reports relating to the transactions contemplated hereby shall be issued by any party to this Agreement, nor shall the terms of this letter be disclosed to third parties other than the representatives of the parties, without the mutual consent of the other parties which consent shall not be unreasonably withheld. All necessary press releases and material change reports required form shall be submitted for approval by the party preparing such press release or material change report to the other parties prior to the filing thereof in accordance with applicable laws, it being understood that if within five days after such approval is requested no answer is received from the other party, such approval shall be deemed to be granted.

7.4               DISPUTE RESOLUTION AND ARBITRATION

                  In the event of a dispute under or related to this Agreement, the parties agree to negotiate diligently and in good faith the satisfactory resolution of such dispute. Failing such resolution, the dispute shall be resolved by binding arbitration pursuant to the COMMERCIAL ARBITRATION ACT (British Columbia). Submission to arbitration shall be to a single arbitrator appointed by agreement between Vista and Viceroy, on behalf of VMC and HoldCo, within 10 days after either party gives notice to the other specifying the matter to be submitted to arbitration. Failing the appointment of an arbitrator within such 10 days the arbitrator may be appointed in the manner provided under section 17 of the COMMERCIAL ARBITRATION ACT (British Columbia). The arbitration shall take place in the City of Vancouver, British Columbia.

7.5               GOVERNING LAW

                  This Agreement shall be governed by and construed in accordance with the Laws of the Province of British Columbia and the Laws of Canada applicable therein and each of the parties irrevocably attorns to the jurisdiction of the courts of British Columbia. Notwithstanding the foregoing, matters relating to the transfer of the Purchased Shares will be governed by Mexican Laws.

7.6               BINDING EFFECT

                  This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns.

7.7               TIME OF ESSENCE

                  Time is of the essence of this Agreement.

7.8               ASSIGNMENT

                  Subject to the express provisions of this Agreement, neither of the parties may assign his or its rights or obligations under this Agreement without the prior written consent of the other, such consent not to be unreasonably withheld.

7.9               FURTHER ASSURANCES

                  Each of the parties, upon the request of any other party, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

7.10              EXPENSES

                  Each of the parties shall each pay their respective expenses, including legal and accounting fees, incurred in connection with this Agreement and the transactions contemplated by this Agreement.

7.11              ENTIRE AGREEMENT

                  The terms and provisions contained in this Agreement constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties with respect to the subject matter hereof.

7.12              COUNTERPARTS AND FACSIMILE

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. This Agreement and any counterpart thereof may be executed by telecopy and when delivered shall be deemed to be an original.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


VICEROY MINERALS CORPORATION


Per:
         /s/ Ronald Netolitsky
         -----------------------------------
         Authorized Signatory

Per:
         /s/ Susan Neale
         -----------------------------------
         Authorized Signatory


408178 BRITISH COLUMBIA LTD.


Per:
         /s/ Ronald Netolitsky
         -----------------------------------
         Authorized Signatory

Per:
         /s/ Susan Neale
         -----------------------------------
         Authorized Signatory


VICEROY RESOURCE CORPORATION


Per:
         /s/ Ronald Netolitsky
         -----------------------------------
         Authorized Signatory

Per:
         /s/ Susan Neale
         -----------------------------------
         Authorized Signatory


VISTA GOLD CORP.


Per:
         /s/ Ronald J. McGregor
         -----------------------------------
          Ronald J. (Jock) McGregor,
          President

Per:
         /s/ John F. Engele
         -----------------------------------
         John F. Engele
         Vice President, Finance and
         Chief Financial Officer

GRANGES INC.


Per:
         /s/ Ronald J. McGregor
         -----------------------------------
         Authorized Signatory

Per:
         /s/ Jason Brooks
         -----------------------------------
         Authorized Signatory

                                  SCHEDULE "A"

                                    EQUIPMENT

MINERA PAREDONES AMARILLOS SA DE CV
DETAIL LISTING OF FIXED ASSETS
(IN AMERICAN DLLS)

---------------------------------------------------------------------------------------------------------------------------

   CANT.                 DESCRIPCION                          AREA CODE               SUB-TOTAL       IVA        TOTAL
---------------------------------------------------------------------------------------------------------------------------
     1     Conmutador                             Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Contestadora Telefonica                Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Desviador de llamadas Digital          Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Radio receiving station                Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     4     Telefono con bocina                    Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     2     Telefono digital Panasonic             Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Telefono GE                            Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     5     Telefono General electric              Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Telefono Inalambrico                   Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     2     Telefono panasonic con bocina          Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     telefono panasonic inalambrico         Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     3     Telefono panasonic sin bocina          Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
           Radios y Antena                        Comunication Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Sample Prep Equipment                  Prep Lab Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Releted Transformer                    Prep Lab Equipment
---------------------------------------------------------------------------------------------------------------------------
                                                                                        9,091         909       10,000
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     1     Blazer model 1994                      Transportation Equipment              7,091         709        7,800
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     1     Archivero de 2 cajones                 Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Archivero de 2 cajones color Madera    Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Archivero de 4 gavetas                 Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Archivero de fierro caja fuerte de 3
           cajones color gris                     Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     2     Archiveros de 2 cajones                Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     2     Carretas de Water lines Cintas
           metricas                               Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Copiadora Xerox                        Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Copiadora Xerox XC1040                 Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Credensa color madera de
           1.70cm x .40cm                         Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Digitalizador con reticula             Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Escritorio de 1.40cm x .70 de
           2 cajones                              Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

   CANT.                 DESCRIPCION                          AREA CODE               SUB-TOTAL       IVA        TOTAL
---------------------------------------------------------------------------------------------------------------------------
     1     Estuche para Laboratorio color negro   Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Fax canon model L700                   Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Fax Sharp                              Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     librero                                Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Librero de 1.81cm x .71cm color
           Madera                                 Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Mesa de comedor desarmable             Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Mesa redonda                           Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Mesa redonda con 4 sillas              Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Mesita secretarial                     Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Microscopio Bausch-Lomb
           Model - ASZ130                         Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Microscopio Bausch-Lomb
           Model - ASZ37L3                        Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Microscopio fiberoptic                 Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Microscopio olimpus SZ30               Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Mueble 2 puertas de 2 divisiones
           1.60cm x .83cm                         Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Mueble para computadora de
           1.19 X 1.33                            Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Projector de acetatos 3M               Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Projector de diapositivas completo
           con 4cajitas                           Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Refrigerador con Portagarrafon         Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Silla ejecutiva color negro            Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Silla gerencial                        Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     5     sillas ejecutivas negras               Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     teodolito con estuche                  Office furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Computadora Acer                       Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Computadora Compaq Prolinea 4/50       Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Computadora Micron con Accs.           Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Impresora Canon BJC-210                Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Impresora Deskjet 560jet               Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Impresora HP Laserjet4                 Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Impresora HP paint jet XL300           Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     impresora HPdeskjet320                 Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Impresora Okidata                      Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Iomega Zip                             Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Laptop gateway 2000 y accs             Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     monitor panasonic                      Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     Monitor Syncmaster 3                   Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

   CANT.                 DESCRIPCION                          AREA CODE               SUB-TOTAL       IVA        TOTAL
---------------------------------------------------------------------------------------------------------------------------
     1     Plotter Novajett II                    Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     supermonitor Magnavox                  Cumputer Equipment
---------------------------------------------------------------------------------------------------------------------------
     1     teclado Acer N. K6311121182            Equipo de computo                     10,000       1,000      11,000
---------------------------------------------------------------------------------------------------------------------------

                                                                                   ----------------------------------------
                                                                                        26,182       2,618      28,800
                                                                                   ----------------------------------------
                                                                                   ----------------------------------------

DETAIL LISTING OF FIXED ASSETS (JV) & (V)

(IN PESOS)

---------------------------------------------------------------------------------------------------------------------------

   CANT.                 DESCRIPCION                          AREA CODE               SUB-TOTAL       IVA        TOTAL
---------------------------------------------------------------------------------------------------------------------------
     1      Casa Habitacion (Storage)             Building                            74,158.00                74,158.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     1      Partial Weather Station               Comunication Equipment              87,833.84                87,833.84
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     4      Sillas Ejecutivas negras              Office Furnicture and Equipment
---------------------------------------------------------------------------------------------------------------------------
     1      Mesa redonda Ejecutiva                Office Furnicture and Equipment     12,151.52    1,215.15    13,366.67
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     1      Software (Contpaq & Nomipaq)          Computer Equipment                  4,090.00      409.00     4,499.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     1      Printer Okidata Microline 320 turbo   Computer Equipment                  2,945.45      294.55     3,240.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     1      Computadora Completa                  Computer Equipment                  13,764.00    1,376.00    15,140.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                     194,942.81    3,294.70   198,237.51
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE "B"

                                      LANDS


1. Purchase Agreement entered into on May 18, 1999, by and between Ruben Beltran Peralta and Minera Paredones Amarillos, S.A. de C.V., granted in a public deed number 8,962 before Notary Public number 11 of La Paz, Baja California Sur.

2. Purchase Agreement entered into on July 24, 1997, by and between Maria Ines Aviles Sanchez and Martin Navarro Tamayo and Echo Bay Mexico, S.A. de C.V., granted in a public deed number 15,057 before Notary Public number 2 of La Paz, Baja California Sur.*

3. Purchase Agreement entered into on July 24, 1997, by and between Salvador Panfilo Rosas Hirales and Echo Bay Mexico, S.A. de C.V., granted in a public deed number 15,063 before Notary Public number 2 of La Paz, Baja California Sur.*

4. Purchase Agreement entered into on July 24, 1997, by and between Agustin Jaime Garcia Mendoza and his wife Socorro A. Aviles Sanchez and Echo Bay Mexico, S.A. de C.V., granted in a public deed number 15,058 before Notary Public number 2 of La Paz, Baja California Sur.*

5. Purchase Agreement entered into on July 24, 1997, by and between Francisca Leon Hirales and Echo Bay Mexico, S.A. de C.V., granted in a public deed number 15,061 before Notary Public number 2 of La Paz, Baja California Sur.*

6. Purchase Agreement entered into on July 24, 1997, by and between Isidro Aviles Estrada and Echo Bay Mexico, S.A. de C.V., granted in a public deed number 15,056 before Notary Public number 2 of La Paz, Baja California Sur.*

7. Purchase Agreement entered into on July 24, 1997, by and between Francisco Garcia Mendoza and Echo Bay Mexico, S.A. de C.V., granted in a public deed number 15,062 before Notary Public number 2 of La Paz, Baja California Sur.*


--------
* The Lands described in these agreements are currently registered in the name of Echo Bay Mexico, S.A. de C.V. but will be transferred to Paredones after the Closing in accordance with Section 4.1(3) of this Agreement.

                                  SCHEDULE "C"

                               MATERIAL CONTRACTS


A.       MINING CONCESSION AGREEMENTS:

         1. Contract of Assignment of Rights entered into on September 8, 1997 between Minera Tepmin, S.A. de C.V., Productos Metalicos y Derivados, S.A. de C.V. and Echo Bay Mexico, S.A. de C.V. ("EBM"), which Contract is not recorded with the Public Registry of Mining in Mexico, but it is considered as valid among the parties, pertaining to the Tocopilla, El Arbol de Oro and Picachudo Concessions.

         2. Contract of Assignment of Rights entered into on October 1, 1997 between Minera Paredones Amarillos, S.A. de C.V. ("PAREDONES") and EBM, which Contract was ratified before a Notary Public on May 12, 1998 providing for the assignment to Paredones of the interest of Echo Bay Mexico, S.A. de C.V. in the Contract of Assignment of Rights entered into on September 8, 1997.

         3. Purchase Agreement among EBM, Paredones et al, dated October 15, 1999, and amended December 8, 1999 which, among other things, grants a 2% net profits royalty to EBM in an amount not to exceed U.S. $2,000,000 with respect to the exploitation of the following mining concessions:

                  (a)      La Rica
                  (b)      Maile
                  (c)      Julia
                  (d)      Tocopilla
                  (e)      San Antonio
                  (f)      La Dificutad
                  (g)      Valle Perdido
                  (h)      La Encantada Fraccion 1
                  (i)      La Encantada Fraccion 2
                  (j)      La Encantada Fraccion I
                  (k)      La Encantada Fraccion II
                  (l)      Hole 1 Fraccion I
                  (m)      Hole 1 Fraccion II
                  (n)      Hole 1 Fraccion III
                  (o)      Cerro Pedregoso
                  (p)      Valle Perdido Fraccion I
                  (q)      Valle Perdido Fraccion II
                  (r)      Valle Perdido Fraccion III
                  (s)      Valle Perdido Fraccion IV
                  (t)      Valle Perdido Fraccion V

         4. Stock Purchase Agreement entered into solely for the purpose of registering the Echo Bay Net Profit Obligation with the Public Registry of Mining in Mexico dated January 1, 2000 among EBM, Paredones and HoldCo.

B.       SURFACE RIGHTS AGREEMENTS:

         1. Contract of Promise of Purchase and Sale, Subject to a Specific Condition, entered into and ratified before a Notary Public on April 26, 1997, by and between, as first party, Rosa Ofelia Gonzalez Nunez acting as legal representative of the estate of Leon Gonzalez Castillo; and, as a second party, Paredones.

         2. Contract of Promise of Purchase and Sale, Subject to a Specific Condition, entered into on April 26, 1997, by and between, as first party, Jose Adelaido Gonzalez; and, as a second party, Paredones. Such contract was ratified before a Notary Public on April 26, 1997.

         3. Contract of Promise of Purchase and Sale, Subject to a Specific Condition, entered into on April 26, 1997, by and between, as first party, Santos Mario Cordero Aguilar; and, as a second party, Paredones. Such contract was ratified before a Notary Public on April 26, 1997.

         4. Contract of Promise of Purchase and Sale, Subject to a Specific Condition, entered into on April 26, 1997, by and between, as first party, Jorge Ricardo Cordero Cordero; and, as a second party, Paredones. Such contract was ratified before a Notary Public on April 26, 1997.

         5. Private Contract of Assignment of Rights and/or of Promise of Sale, entered into on February 26, 1998, by and between Francisco Moyron Romero and Paredones ratified before a Notary Public on March 4, 1998.

         6. Easement Agreement for the Benefit of the Federal Commission of Electricity (Comision Federal de Electricidad/CFE), entered into on April 7, 1997, by and between Jose Adelaido Sanchez Gonzalez as holder or possessor of a fraction of the servient tenement known as "Jesus Maria" and Paredones as holder of the dominant tenement.

         7. Easement Agreement for the Benefit of the Federal Commission of Electricity (Comision Federal de Electricidad/CFE), entered into on April 7, 1997, by and between Raul Rafael, Jose Antonio, Cesar Augusto, Victor Manuel, Eduardo and Carlos Alberto, all of them with last names Estrada Salgado, as owners of a fraction of the servient tenement known as "La Junta" and Paredones as holder of the dominant tenement.

         8. Easement Agreement for the Benefit of the Federal Commission of Electricity (Comision Federal de Electricidad/CFE), entered into on April 14, 1997, by and between Antonio Benjamin Manriquez Guluarte, as owners of a fraction of the servient tenement under the name of "Palmarito de los Sauces", known as "Piedras Cuatas" and Paredones as holder of the dominant tenement.

         9. Easement Agreement for the Benefit of the Federal Commission of Electricity (Comision Federal de Electricidad/CFE), entered into on April 7, 1997, by and between Rosa Ofelia Gonzalez Nunez as holder or possessor of a fraction of the servient tenement known as "Palmarito de los Sauces" and Paredones as holder of the dominant tenement.

         10. Easement Agreement for the Benefit of the Federal Commission of Electricity (Comision Federal de Electricidad/CFE), entered into on April 7, 1997, by and between Rosa Ofelia Gonzalez Nunez as holder or possessor of a fraction of the servient tenement known as "Palmarito de los Sauces" and Paredones as holder of the dominant tenement.

         11. Easement Agreement for the Benefit of the Federal Commission of Electricity (Comision Federal de Electricidad/CFE), entered into on April 7, 1997, by and between Raul Geronimo Salgado Beltran as holder or possessor of a fraction of the servient tenement known as "Huatamote or Huerta del Huatamote" and Paredones as holder of the dominant tenement.

         12. Easement Agreement for the Benefit of the Federal Commission of Electricity (Comision Federal de Electricidad/CFE), entered into on April 7, 1997, by and between Maria Guadalupe Salgado Martinez as holder or possessor of a fraction of the servient tenement known as "Las Gallinas y sus Demasias" and Paredones as holder of the dominant tenement.

         13. Easement Agreement for the Benefit of the Federal Commission of Electricity (Comision Federal de Electricidad/CFE), entered into on April 7, 1997, by and between Oscar Federico Von Borstel Salgado as holder or possessor of a fraction of the servient tenement known as "El Tule" also known as "Arroyo Hondo" and Paredones as holder of the dominant tenement.

         14. Easement Agreement for the Benefit of the Federal Commission of Electricity (Comision Federal de Electricidad/CFE), entered into on February 8, 1997, by and between the ejido "El Rosario" (el EJIDO) and Echo Bay Mexico, S.A. de C.V.*

         15. Easement Agreement for the Benefit of the Federal Commission of Electricity (Comision Federal de Electricidad/CFE), entered into on April 18, 1997, by and between the ejido "El Triunfo" (el EJIDO) and Echo Bay Mexico, S.A. de C.V.*

         16. Easement Agreement (for the legal right of way and rights concerning flowing waters - aqueduct), entered into on May 30, 1997 by and between Raul Rafael, Jose Antonio, Cesar Augusto, Victor Manuel, Eduardo and Carlos Alberto, all of them with last names Estrada Salgado, as owners of the servient tenement known as "La Junta" and Paredones as holder of the dominant tenement, ratified before a Notary Public on August 4, 1997.

         17. Easement Agreement (for the legal right of way and rights concerning flowing waters -aqueduct), entered into on July 2, 1997 by and between Francisco Moyron Romero, as owner of the servient tenement known as "Palmarito de los Sauces" or "La Cantora" and Paredones as holder of the dominant tenement, ratified before a Notary Public on August 4, 1997.

         18. Easement Agreement (for the legal right of way and rights concerning flowing waters -aqueduct), entered into on September 19, 1997 by and between Maria Consuelo Bancalari Miranda, as owner of the servient tenement known as "El Molino" or "Mesa

------
* These agreements are currently registered in the name of Echo Bay Mexico, S.A. de C.V. but will be transferred after the Closing to Paredones in accordance with Section 4.1(3) of this Agreement.

                  del Molino" and Paredones as holder of the dominant tenement, ratified before a Notary Public on September 26, 1997.

         19. Easement Agreement (for the legal right of way and rights concerning flowing waters -aqueduct), entered into on May 30, 1997 by and between Felix Beltran Dominguez, as owner of the servient tenement known as "Palmarito de los Sauces" and Paredones as holder of the dominant tenement, ratified before a Notary Public on August 4, 1997.

         20. Easement Agreement (for the legal right of way and rights concerning flowing waters - aqueduct), entered into on July 2, 1997 by and between Juan Becerra Zuniga, as owner of the servient tenement, lot number 0105, of the area known as "Juan Marquez" and Paredones as holder of the dominant tenement, ratified before a Notary Public on July 4, 1997.

         21. Easement Agreement (for the legal right of way and rights concerning flowing waters - aqueduct), entered into on August 23, 1997 by and between Victor Manuel Bancalari Estrada, as owner of the servient tenement known as "La Bajada del Molino" and Paredones as holder of the dominant tenement, ratified before a Notary Public on September 2, 1997.

         22. Easement Agreement (for the legal right of way and rights concerning flowing waters - aqueduct), entered into on May 30, 1997 by and between Antonio Benjamin Manriquez Guluarte, as owner of the servient tenement known as "Piedras Cuatas" a fraction of the land "Palmarito de los Sauces" and Paredones as holder of the dominant tenement, ratified before a Notary Public on September 26, 1997.

         23. Legal and Voluntary Easement of Access Agreement, entered into on May 30, 1997, between Raul Geronimo Salgado Beltran, as owner of the servient tenement, known as "El Huatamote" and Paredones, as holder of the dominant tenement, ratified before a Notary Public on July 10, 1997.

         24. Legal and Voluntary Easement of Access Agreement, entered into on May 30, 1997 between Agustina Martinez Vda. de Salgado, as owner of the servient tenement, known as "Las Gallinas y sus Demasias" and Paredones, as holder of the dominant tenement, ratified before a Notary Public on July 10, 1997.

         25. Legal and Voluntary Easement of Access Agreement, entered into on May 30, 1997 between Antonio Jesus Diaz Rondero, as owner of the servient tenement, known as "El Tule" and Paredones, as holder of the dominant tenement, ratified before a Notary Public on July 1, 1997.

         26. Contract of Association, entered into on June 5, 1997 between the Ejido "El Rosario" and Paredones.

C.       SERVICES AGREEMENTS:

         1. Echo Bay Services Agreement dated August 4, 1995 between Servicios Echo Bay, S.A. de C.V. and Paredones.

                                  SCHEDULE "D"

                                 MINERAL RIGHTS


A.       MINING CONCESSIONS

         1.       Lot:                               FRACCION LA PERLA
                  Title number:                      199340
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  March 31, 1994
                  In effect until:                   March 30, 2000
                  Surface:                           6,695.8001 hectares
                  Application:                       4/1.3-2021

         2.       Lot:                              FRACCION LA PERLA 2 FRACCION I
                  Title number:                     204187
                  Type of Concession:               Exploration
                  Location:                         La Paz, B.C.S
                  Date of Issuance:                 December 18, 1996
                  In effect until:                  December 17, 2002
                  Surface:                          15.4529 hectares

         3.       Lot:                               FRACCION LA PERLA 2 FRACCION II
                  Title number:                      204188
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  December 18, 1996
                  In effect until:                   December 17, 2002
                  Surface:                           3.7800 hectares

         4.       Lot:                               FRACCION LA PERLA 2 FRACCION III
                  Title number:                      204189
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  December 18, 1996
                  In effect until:                   December 17, 2002
                  Surface:                           7.8480 hectares

         5.       Lot:                               FRACCION LA PERLA 2 FRACCION IV
                  Title number:                      204190
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  December 18, 1996
                  In effect until:                   December 17, 2002
                  Surface:                           13.4799 hectares

         6.       Lot:                               VALLE PERDIDO
                  Title number:                      201147
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  November 21, 1994
                  In effect until:                   November 20, 2000
                  Surface:                           9,759.5903 hectares
                  Application:                       4/1.3-2221

         7.       Lot:                               VALLE PERDIDO FRACCION I
                  Title number:                      209346
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  March 30, 1999
                  In effect until:                   March 29, 2005
                  Surface:                           9.7752 hectares

         8.       Lot:                               VALLE PERDIDO FRACCION II
                  Title number:                      209347
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  March 30, 1999
                  In effect until:                   March 29, 2005
                  Surface:                           26.1006 hectares

         9.       Lot:                               VALLE PERDIDO FRACCION III
                  Title number:                      209348
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  March 30, 1999
                  In effect until:                   March 29, 2005
                  Surface:                           117.0791 hectares

         10.      Lot:                               VALLE PERDIDO FRACCION IV
                  Title number:                      209349
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  March 30, 1999
                  In effect until:                   March 29, 2005
                  Surface:                           3.3707 hectares

         11.      Lot:                               VALLE PERDIDO FRACCION V
                  Title number:                      209350
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  March 30, 1999
                  In effect until:                   March 29, 2005
                  Surface:                           2.5644 hectares

         12.      Lot:                               HOLE 1 FRACCION I
                  Title number:                      201158
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  November 21, 1994
                  In effect until:                   November 20, 2000
                  Surface:                           25.4848 hectares
                  Application:                       4/1.3-2220

         13.      Lot:                               HOLE 1 FRACCION II
                  Title number:                      201159
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  November 21, 1994
                  In effect until:                   November 20, 2000
                  Surface:                           9.4839 hectares
                  Application:                       4/1.3-2216

         14.      Lot:                               HOLE 1 FRACCION III
                  Title number:                      201160
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  November 21, 1994
                  In effect until:                   November 20, 2000
                  Surface:                           0.6214 hectares
                  Application:                       4/1.3-2222

         15.      Lot:                               CERRO PEDREGOSO
                  Title number:                      201161
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  November 28, 1994
                  In effect until:                   November 27, 2000
                  Surface:                           46.6493 hectares
                  Application:                       4/1.3-2214

         16.      Lot:                               BILL
                  Title number:                      206777
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  March 12, 1998
                  In effect until:                   March 11, 2004
                  Surface:                           24.7824 hectares

         17.      Lot:                               LA ENCANTADA FRACCION I
                  Title number:                      201156
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  November 21, 1994
                  In effect until:                   November 20, 2000
                  Surface:                           44.9991 hectares
                  Application:                       4/1.3-2218

         18.      Lot:                               LA ENCANTADA FRACCION II
                  Title number:                      201157
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  November 21, 1994
                  In effect until:                   November 20, 2000
                  Surface:                           32.4882 hectares
                  Application:                       4/1.3-2215

         19.      Lot:                               LA ENCANTADA FRACCION 1
                  Title number:                      201145
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  November 21, 1994
                  In effect until:                   November 20, 2000
                  Surface:                           166.2248 hectares
                  Application:                       4/1.3-2219

         20.      Lot:                               LA ENCANTADA FRACCION 2
                  Title number:                      201146
                  Type of Concession:                Exploration
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  November 21, 1994
                  In effect until:                   November 20, 2000
                  Surface:                           12.9992 hectares
                  Application:                       4/1.3-2217

         21.      Lot:                               SAN ANTONIO
                  Title number:                      180064
                  Type of Concession:                Exploitation
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  March 23, 1987
                  In effect until:                   March 22, 2037
                  Surface:                           151.3647 hectares

         22.      Lot:                               LA RICA
                  Title number:                      206545
                  Type of Concession:                Exploitation
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  January 23, 1998
                  In effect until:                   January 22, 2048
                  Surface:                           481.1593 hectares

         23.      Lot:                               LA DIFICULTAD
                  Title number:                      203910
                  Type of Concession:                Exploitation
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  November 5, 1996
                  In effect until:                   November 4, 2046
                  Surface:                           454.0218 hectares

         24.      Lot:                               TOCOPILLA
                  Title number:                      204511
                  Type of Concession:                Exploitation
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  February 28, 1997
                  In effect until:                   February 27, 2047
                  Surface:                           582.4949 hectares

         25.      Lot:                               EL ARBOL DE ORO
                  Title number:                      184973
                  Type of Concession:                Exploitation
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  December 13, 1989
                  In effect until:                   December 12, 2039
                  Surface:                           162.0000 hectares

         26.      Lot:                               EL PICACHUDO
                  Title number:                      189602
                  Type of Concession:                Exploitation
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  December 5, 1990
                  In effect until:                   December 4, 2040
                  Surface:

         27.      Lot:                               JULIA
                  Title number:                      204485
                  Type of Concession:                Exploitation
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  February 21, 1997
                  In effect until:                   February 20, 2047
                  Surface:                           469.4073 hectares

         28.      Lot:                               MAILE
                  Title number:                      207581
                  Type of Concession:                Exploitation
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  June 30, 1998
                  In effect until:                   June 29, 2048
                  Surface:                           296.9883 hectares

         29.      Lot:                               LA JOYA
                  Title number:                      212548
                  Type of Concession:                Exploitation
                  Location:                          La Paz, B.C.S
                  Date of Issuance:                  October 30, 2000
                  In effect until:                   October 29, 2050
                  Surface:                           346.0095 hectares

B.       WATER CONCESSIONS

         1. Water Concession Title No. IBCS 101214/03EMGE95 Granted to Echo May Mexico, S.A. de C.V. on December 27, 1995, by the National Commission of Waters.*

------
* This water concession is currently registered in the name of Echo Bay Mexico, S.A. de C.V. but will be transferred after the Closing to Paredones in accordance with Section 4.1(3) of this Agreement.

                                  SCHEDULE "E"

                              PERMITS AND LICENCES


1. Resolution D.O.O. DGOEIA.03322 issued May 22, 1997, by National Institute of Ecology (INE).

2. Resolution D.O.O. DGOEIA.03854 issued June 13, 1997, by National Institute of Ecology (INE).

3. Resolution D.O.O. DGOEIA.07181 issued November 11, 1997, by National Institute of Ecology (INE).

4.   SEMARNAP-BCS-03/415/98 issued October 13, 1998, by SEMARNAP, La Paz.

5.   SEMARNAP-BCS-03/409/97 issued November 27, 1997, by SEMARNAP, La Paz.

6. Letter SRN.DGRCS.DPN.OF.378/97 issued October 30, 1997, by SEMARNAP Ing. Chapela Mendoza.

7. No. 701-306 issued November 17, 1997, by Municipal Urban Development office, La Paz.

8. No. 0-025 issued January 13, 1997, by State Urban Planning and Ecology office, La Paz.

9. No. 0245/97 issued September 12, 1997, by State Urban Planning and Ecology office, La Paz.

10. Flora and Fauna Rescue Program issued November 4/5, 1997, by SEMARNAP-BCS and INE-UCANP.

11. Official Letter No. 02.233/98 issued June 9, 1998, by SEMAPRNAP-BCS (Fernandez).

12. Official Letter No. 001/98 issued April 3, 1998, by Minera Paradones Amarillos, S.A. de C.V. (V. Juvera).

13.  Official Letter No. DOO.750.2240/98 issued March 11, 1998, by INE Mexico
     City.

14. Official Letter No. JEC/BCS/234/97 issued December 3, 1997, by State Road Board of Southern Baja California.

15.  NUM-REGRP-BCS-052-95-01 issued December 12, 1996, by SEMARNAP, La Paz.

16. Tailings Design Plans applied for on January 14, 1998, to National Institute of Ecology (INE).

17. Sanitary Landfill preliminary approval, Document No. 0240/97, granted on September 11, 1997, by State Office of Urban Planning and Infrastructure.

                                  SCHEDULE "F"

                             PERMITTED ENCUMBRANCES


                                              TYPE OF
        ENCUMBERING PARTY               OBLIGATION SECURED                     SPECIFICS OF ENCUMBRANCE

Nil


                                  SCHEDULE "G"

                           FORM OF WARRANT CERTIFICATE


                                                                            W#-


THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE FOLLOWING HOLD PERIOD AND RESALE RESTRICTIONS:

1. CANADIAN LEGEND - UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE DECEMBER 30, 2002.

2. U.S. LEGEND - THESE WARRANTS AND THE SECURITIES TO BE ISSUED UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE UNITED STATES STATE SECURITIES LAW. THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE 1933 ACT AND IN COMPLIANCE WITH APPLICABLE UNITED STATES STATE SECURITIES LAW OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED UNDER REGULATION S UNDER THE 1933 ACT.

       THE RIGHT TO PURCHASE COMMON SHARES UNDER THIS WARRANT CERTIFICATE
            EXPIRES AT 4:30 P.M. (VANCOUVER TIME) ON AUGUST 29, 2004

                             SHARE PURCHASE WARRANTS
                          TO PURCHASE COMMON SHARES OF

                                VISTA GOLD CORP.


THIS IS TO CERTIFY THAT, for value received, VICEROY RESOURCE CORPORATION (the "HOLDER"), as nominee for Viceroy Minerals Corporation and 408178 British Columbia Ltd., is the holder of 303,030 common share purchase warrants (the "WARRANTS") of Vista Gold Corp. (the "CORPORATION"). Subject to adjustment as provided for herein, each Warrant entitles the holder thereof to purchase from the Corporation, upon and subject to the terms and conditions set forth herein, one Common Share in the capital of the Corporation (the "SHARES") at the price of CDN. $6.87 at any time during the period commencing on the date hereof and ending at 4:30 p.m. (Vancouver time) on August 29, 2004 (such period, the "EXERCISE PERIOD").


                                    ARTICLE 1

                              TERMS AND CONDITIONS

1.1      EXERCISE PRICE

         Subject to adjustment thereof in the events and in the manner set forth below, the price (the "EXERCISE PRICE") payable for each Share upon the exercise of each Warrant shall be Cdn. $6.87 in lawful money of Canada at any time during the Exercise Period.

1.2      METHOD OF EXERCISE

         The right to purchase Shares of the Corporation may only be exercised by the Holder by:

         (a) duly completing and executing the attached subscription form in the manner indicated; and

         (b) surrendering this warrant certificate and the duly completed and executed subscription form to the Corporation at its principal office in Littleton, Colorado or such other office as may be specified by the Corporation, together with payment of the purchase price for the Shares of the Corporation subscribed for (as calculated by multiplying the Exercise Price by the total number of Shares subscribed for) in the form of cash, a bank draft or a certified cheque payable to or to the order of the Corporation.

1.3      TRANSFER OF WARRANTS

         The Holder may transfer the Warrants represented hereby by:

         (a) duly completing and executing the transfer form attached hereto; and

         (b) surrendering this warrant certificate and the duly completed and executed transfer form, together with such other documents as the Corporation may reasonably request, including an acceptable legal opinion confirming that the transfer may be completed in compliance with applicable securities laws, to the Corporation at its principal office in Littleton, Colorado or such other office as may be specified by the Corporation, from time to time.

1.4      ISSUANCE OF SHARE CERTIFICATES

         Upon surrender of this warrant certificate, delivery of a duly completed and executed subscription form and payment of the Shares subscribed for, the Corporation will issue to the Holder the number of Shares subscribed for and will, within the next three business days mail to the Holder a certificate evidencing such Shares, together with cash, as provided in section 3.8, in respect of any fraction of a share otherwise issuable upon such surrender. To the extent permitted by applicable law, such share certificate shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Shares as of the date of exercise of the Warrants.

1.5      ISSUANCE OF WARRANT CERTIFICATES FOR UNEXERCISED WARRANTS

         If the Holder subscribes for a lesser number of Shares than the aggregate number of Shares issuable upon exercise of the Warrants the Corporation will forthwith cause to be delivered to the Holder a new warrant certificate in respect of the balance of the Warrants.

                                    ARTICLE 2

                       RESERVATION AND ISSUANCE OF SHARES

2.1      RESERVATION OF SHARES TO BE ISSUED

         The Corporation has reserved out of its authorized and unissued Shares, and will at all times during the Exercise Period have authorized and reserved for issuance, a sufficient number of Shares to provide for the exercise of all of the Warrants.

2.2      CHARACTERISTICS OF SHARES TO BE ISSUED

         All Shares issuable upon exercise of the Warrants will, at the time of issuance thereof, be duly authorized and validly allotted and issued as fully paid and non-assessable shares in the capital of the Corporation, free and clear of any and all liens, claims, security interests, pledges, encumbrances, equities and charges.


                                    ARTICLE 3

              ADJUSTMENT OF SUBSCRIPTION RIGHTS AND EXERCISE PRICE

3.1      ADJUSTMENT OF SUBSCRIPTION RIGHTS

         If at any time during the Exercise Period, there is a capital reorganization of the Corporation or a change in respect of or affecting the Shares not otherwise provided for in this Article 3 or a consolidation, merger or amalgamation of the Corporation with or into another body corporate (any such event being called a "CAPITAL REORGANIZATION"), the Holder will be entitled to receive, upon the exercise of the right to purchase Shares hereunder at any time after the record date for such Capital Reorganization, in lieu of the number of Shares to which it was entitled upon exercise, the aggregate number of shares or other securities of the Corporation or of the body corporate resulting from the Capital Reorganization that the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the record date, the Holder had been the registered holder of the number of Shares to which it was entitled upon exercise, and such shares or other securities shall be subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this Article 3; provided, however, that no such Capital Reorganization will be carried into effect unless all necessary steps have been taken so that the Holder will thereafter be entitled to receive such number of shares or other securities of the Corporation or of the body corporate resulting from the Capital Reorganization.

3.2 If at any time during the Exercise Period, any adjustment in the Exercise Price shall occur as a result of:

         (a)      an event referred to in paragraph 3.3(a);

         (b) the fixing by the Corporation of a record date for an event referred to in paragraph 3.3(b); or

         (c) the fixing by the Corporation of a record date for an event referred to in paragraph 3.3(c) if such event constitutes the issue or distribution to the holders of all or substantially all of its outstanding Shares of (i) Equity Shares, (ii) securities exchangeable for or convertible into Equity Shares at any exchange or conversion price per Equity Share less than the Current Market Price on such record date, or (iii) rights, options or warrants to acquire Equity Shares at an exercise, exchange or conversion price per Share less than the Current Market Price on such record date, then the number of Shares issuable upon the subsequent exercise of the Warrants shall be adjusted simultaneously with the adjustment to the Exercise Price by multiplying the number of Shares issuable upon the exercise of the Warrants immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price.

3.3      ADJUSTMENT OF EXERCISE PRICE

         The Exercise Price in effect at any date shall be subject to adjustment from time to time as follows:

         (a)      If and whenever at any time during the Exercise Period, the
                  Corporation:

                  (i) subdivides its outstanding Shares into a greater number of shares;

                  (ii) consolidates its outstanding Shares into a smaller number of shares; or

                  (iii) issues Shares to the holders of all or substantially all of its outstanding Shares by way of a stock dividend or other distribution other than a dividend paid in the ordinary course;

                  (any of such events being called a "SHARE REORGANIZATION"), the Exercise Price will be adjusted effective immediately after the record date of the Share Reorganization at which the holders of Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to the record date by a fraction of which:

                           A. the denominator shall be the number of Shares outstanding immediately after giving effect to the Share Reorganization; and

                           B. the numerator shall be the number of Shares outstanding on such record date before giving effect to the Share Reorganization.

         (b) If and when at any time during the Exercise Period, the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Shares under which such holders are entitled, during a period expiring not more than 45 days after the date of issue of such rights, options or warrants (the "RIGHTS PERIOD"), to subscribe for or purchase Shares at a price per share, or securities convertible into Shares at a conversion price per share during the Rights Period to the holder, of less than 95% of the Current Market Price of the Shares on the record date for the issue of such rights, options or warrants (any of such events being called a "RIGHTS OFFERING"), the Exercise Price will be adjusted effective immediately after the end of the Rights Period by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction of which:

                  (i) the denominator shall be the number of Shares outstanding, or the number of Shares which would be outstanding if all such securities convertible into Shares were converted into Shares during the Rights Period, in both cases after giving effect to the Rights Offering and including the number of Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering; and

                  (ii)     the numerator shall be the aggregate of:

                           A. the number of Shares outstanding as of the record date for the Rights Offering; and

                           B.       a number determined by dividing (1) either
                                    (a) the product of the number of Shares
                                    issued or subscribed for during the Rights
                                    Period upon the exercise of the rights,
                                    options or warrants under the Rights
                                    Offering and the price at which such Shares are offered or, as the case may be, (b) the product of the conversion price of such securities convertible into Shares and the number of Shares for or into which the securities so offered pursuant to the Rights Offering could have been converted during the Rights Period, by (2) the Current Market Price of the Shares as of the record date for the Rights Offering.

                  Any Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

                  If the Holder has exercised the right to purchase Shares in accordance with the provisions of this warrant certificate during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period for that Rights Offering then, in addition to the Shares to which the Holder is otherwise entitled upon such exercise in accordance with this warrant certificate, the Holder will be entitled to that number of additional Shares which, when added to the number of Shares to which the Holder is entitled upon such exercise in accordance with this warrant certificate, equals the number of Shares to which the Holder would have been entitled upon exercise in accordance with this warrant certificate if the Holder had exercised the right to purchase after the adjustment of the Exercise Price effective immediately after the end of the Rights Period; provided, however, that the provisions of paragraph 3.8 will be applicable to any fractional interest in a Share to which the Holder might otherwise be entitled. Such additional Shares shall be deemed to have been issued to the Holder immediately following the end of the Rights Period.

         (c) If and when at any time during the Exercise Period, the Corporation fixes a record date for the issue or distribution to the holders of all or substantially all of its outstanding Shares of:

                  (i)      shares of any class;

                  (ii)     evidences of its indebtedness;

                  (iii)    assets or property; or

                  (iv) rights, options or warrants to subscribe for or purchase any of the foregoing (other than rights, options or warrants to purchase Shares exercisable within 45 days of the record date at a price per Share equal to or greater than 95% of the then Current Market Price);

                  and if such issue or distribution does not constitute a Share Reorganization, a Rights Offering or a dividend paid in the ordinary course (any of such events described in subparagraphs 3.3(c)(i) through 3.3(c)(iv) being called a "SPECIAL DISTRIBUTION"), the Exercise Price will be adjusted immediately after the record date at which the holders of Shares are determined for the purpose of the Special Distribution by multiplying the Exercise Price in effect on such record date by a fraction of which:

                           A. the denominator shall be the product obtained when the number of Shares outstanding on the record date is multiplied by the Current Market Price of the Shares on such date; and

                           B. the numerator shall be the difference obtained when (1) the amount by which the aggregate fair market value at the time of distribution thereof (as determined by the board of directors on the basis of generally accepted accounting principles) of the shares, rights, options, warrants, evidences of indebtedness or assets or property, as the case may be, distributed in the Special Distribution exceeds the fair market value (as determined by the board of directors on the basis of generally accepted accounting principles) of the consideration, if any, received therefor by the Corporation, is subtracted from (2) the product obtained when the number of Shares outstanding on the record date is multiplied by the Current Market Price of the Shares on such date;

                  however, no such adjustment shall be made if the result of such adjustment would be to increase the Exercise Price in effect immediately before such record date. Any Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. To the extent that such distribution is not so made, the Exercise Price will be readjusted effective immediately to the Exercise Price that would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets or property actually distributed.

3.4      ADJUSTMENT OF SUBSCRIPTION RIGHTS IN CERTAIN CIRCUMSTANCES

         In the case of any reclassification of, or other change in, the outstanding Shares other than a Share Reorganization a Capital Reorganization or a Special Distribution, the subscription rights provided herein shall be adjusted immediately after the record date for such reclassification or other change so that the Holder shall be entitled to receive, upon the exercise of such rights at any time after the record date of such reclassification or other change, such shares as it would have received had the Warrants been exercised in full immediately prior to such record date, such shares to be subject to adjustment thereafter in accordance with provisions the same, as nearly may be possible, as those contained in this Article 3.

3.5      RULES FOR ADJUSTMENT OF SUBSCRIPTION RIGHTS AND EXERCISE PRICE

         For the purpose of this Article 3:

         (a) The adjustments provided for in this Article 3 are cumulative and will be made successively whenever an event referred to in a particular provision of this Article 3 occurs, subject to the following provisions of this section 3.5.

         (b) No adjustment to the Exercise Price will be made in respect of any event described in section 3.3, other than the events referred to in subparagraphs 3.3(a)(i) and 3.3(b)(i), if the Holder is entitled to participate in such event on the same terms as though and to the same effect as if it had exercised the Warrants in full prior to or on the effective date or record date of such event (any such participation being subject to the prior consent of the Toronto Stock Exchange).

         (c) No adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price and no adjustment will be made in the number of Shares issuable on exercise of the Warrants unless it would result in a change of at least one-hundredth of a share; provided, however, that any adjustments which by reason of this paragraph 3.5(c) are not required to be made will be carried forward and taken into account in any subsequent adjustment.

         (d) If the Corporation sets a record date to determine the holders of the Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action legally abandons its plan to pay to deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price or the number of Shares issuable upon the exercise of the Warrants will be required by reason of the setting of such record date.

         (e) If any question at any time arises with respect to the Exercise Price or the number of Shares issuable upon exercise of the Warrants or with respect to the amount of any cash payment to be made in lieu of issuing a fractional share, such question will be conclusively determined by the auditors of the Corporation and will be binding.

         (f) In the absence of a resolution of the board of directors fixing a record date for a Share Reorganization, Special Distribution or Rights Offering, the Corporation shall be deemed to have fixed as the record date thereof the date on which the Share Reorganization, Special Distribution or Rights Offering is effected.

3.6      PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT

         As a condition precedent to the taking of any action which would require an adjustment pursuant to sections 3.1, 3.2, 3.3 or 3.4, the Corporation shall take all actions which may, in the opinion of a solicitor acceptable to the Holder, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable all the Shares which the Holder is entitled to receive on the full exercise hereof in accordance with the provisions hereof.

3.7      NOTICE OF ADJUSTMENT OF EXERCISE PRICE AND SUBSCRIPTION RIGHTS

         At least 21 days prior to the effective date or record date, as the case may be, of any event which requires or might require an adjustment in the Exercise Price or the number of Shares issuable upon the exercise of the Warrants, the Corporation shall give written notice to the Holder specifying the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment. In case any adjustment for which such a notice has been given is not then determinable, the Corporation shall forthwith after such adjustment is determinable give written notice to the Holder evidencing a computation of such adjustment.

3.8      FRACTIONAL SHARE INTERESTS

         The Corporation shall not be required to issue fractional Shares upon any exercise of the Warrants. If any fractional interest in a Share would, except for the provisions of this section 3.8, be deliverable upon the exercise of the Warrants, the Corporation shall, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the Holder an amount equal to the Current Market Price of the Shares on the date of exercise of the Warrants multiplied by such fractional interest.

3.9      DEFINITIONS

         In this Article 3:

         (a) "BOARD OF DIRECTORS" means the board of directors of the Corporation;

         (b) "SHARES" means the Common Shares without par value in the capital of the Corporation and if there is a change in respect of or affecting the Shares referred to in sections 3.1, 3.2,
                  3.3 or 3.4, then "SHARES" shall mean the shares or other securities or property issuable or receivable on the exercise of the Warrants as a result of any such change;

         (c) "CURRENT MARKET PRICE" of the Shares at any date means the weighted average trading price of the Shares on any stock exchange in Canada or the United States on which the Shares are listed and posted for trading as may be selected for that purpose by the board of directors, during the ten most recent trading days ending on a date not earlier than the fifth trading day before that date or, if the Shares are not listed and posted for trading on any stock exchange, the Current Market Price as determined by the board of directors in accordance with generally accepted accounting principles;

         (d) "DIVIDEND PAID IN THE ORDINARY COURSE" means a dividend paid on the Shares in any financial year of the Corporation, whether in (1) cash, (2) securities of the Corporation, including rights, options or warrants (but excluding rights, options or warrants referred to in paragraph 3.3(b) and rights, options or warrants referred to in parentheses in subparagraph 3.3(c)(iv) to purchase any securities of the Corporation or property or other assets of the Corporation or
                  (3) property or other assets of the Corporation, to the extent that the amount or value of such dividend together with the amount or value of all other dividends theretofore paid during such financial year (any such securities, property or other assets so distributed to be valued at the fair market value of such securities, property or other assets, as the case may be, as determined by the board of directors based on generally accepted accounting principles) does not exceed the greater of:

                  (i) of the aggregate amount of dividends paid by the Corporation on the Shares in the period of 12 consecutive months ended immediately prior to the first day of such financial year; or

                  (ii) of the consolidated net income of the Corporation before extraordinary items for (but after dividends payable on all shares ranking prior to or on a parity with the payment of dividends with the Shares in respect of) the period of 12 consecutive months ended immediately prior to the first day of such financial year (such consolidated net income, extraordinary items and dividends to be shown in the audited consolidated financial statements of the Corporation for such period of 12 consecutive months or if there are no audited consolidated financial statements for such period, computed in accordance with generally accepted accounting principles, consistent with those applied in the preparation of the most recent audited consolidated financial statements of the Corporation;

         (e) "EQUITY SHARES" means the Shares and any shares of any other class or series of the Corporation which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation beyond a fixed sum or a fixed sum plus accrued dividends; and

         (f) "TRADING DAY" with respect to any stock exchange means a day on which that exchange is open for business and on which at least one board lot of the Shares of the Corporation is traded.


                                   ARTICLE 4

                           NO RIGHTS AS SHAREHOLDERS

4.1 Nothing contained herein shall be construed as conferring upon the Holder, by reason only of holding the Warrants, any rights as a shareholder of the Corporation.


                                    ARTICLE 5

                                      TAXES

5.1 The Corporation shall pay all expenses, charges and documentary stamp or issue taxes, if any, attributable to the issuance of Shares upon the exercise of the Warrants.


                                    ARTICLE 6

                            REPLACEMENT CERTIFICATES

6.1 In case this or any other certificate representing the Warrants shall be mutilated, lost, stolen or destroyed, the Corporation shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and substitution for the certificate lost, stolen or destroyed, a new certificate of like tenor and representing the same number of the

                  Warrants as such mutilated, lost, stolen or destroyed certificate, upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction of such certificate and an indemnity or bond, if requested, reasonably satisfactory to the Corporation.


                                    ARTICLE 7

                               GENERAL PROVISIONS

7.1 The terms hereof shall be governed by and construed in accordance with the laws of the Province of British Columbia.

7.2 All of the covenants and provisions hereof by or for the benefit of the Corporation or the Holder shall bind and inure to the benefit of their respective successors.

7.3      Time shall be of the essence hereof.

         IN WITNESS WHEREOF Vista Gold Corp. has caused this warrant certificate to be signed by its duly authorized officer as of the 29th day of August, 2002.


                                                VISTA GOLD CORP.



                                                By:
                                                     ---------------------------
                                                        Authorized Signatory

                                SUBSCRIPTION FORM

TO:               Vista Gold Corp. (the "CORPORATION")
                  Suite 5, 7961 Shaffer Parkway
                  Littleton, Colorado
                  U.S.A.  80127

                  The undersigned holder of the attached warrant certificate hereby exercises _______ Warrants and thereby subscribes for _______________ Common Shares of the Corporation (the "SHARES") on the terms specified in the warrant certificate and encloses herewith, cash or a certified cheque or bank draft payable to the Corporation in payment of the subscription price for the Shares.

         The undersigned holder of the attached warrant certificate hereby certifies to the Corporation, by initialling the box to the
right of this statement, that the undersigned is not a U.S. Person (as    / /
such term is defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act")) and that these warrants are not being exercised on behalf of a U.S. Person.

                  In the absence of the certification described in the preceding paragraph, the undersigned has delivered with this completed Subscription Form a written opinion of counsel reasonably satisfactory to the Corporation that these warrants and the Shares delivered upon exercise thereof have been registered under the U.S. Securities Act or are exempt from registration thereunder.

                  Please issue and deliver certificate(s) representing the Shares subscribed for as follows:

                                    ADDRESS(ES)
  NAME(S) IN FULL              (INCLUDE POSTAL CODE)            NUMBER OF SHARES
---------------------       -------------------------------      --------------
---------------------       -------------------------------      --------------
---------------------       -------------------------------      --------------
---------------------       -------------------------------      --------------

             and to mail such certificates to:

                    ------------------------------------
                    (name)

                    ------------------------------------
                    (address)

                    ------------------------------------

                    ------------------------------------


             DATED this _______ day of ______________________, 20______.


                                    -------------------------------------------
                                    (Name of Holder - please print)


                                    -------------------------------------------
                                    Signature of Authorized Signatory


                                    -------------------------------------------
                                    Name of Authorized Signatory


                                    -------------------------------------------
                                    Title of Authorized Signatory

                                  TRANSFER FORM

TO:               Vista Gold Corp. (the "CORPORATION")
                  Suite 5, 7961 Shaffer Parkway
                  Littleton, Colorado
                  U.S.A.  80127


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ (name), ____________________________

_________________________________________(address), ___________________ Warrants of the Corporation registered in the name of the undersigned on the records of the Corporation represented by the within certificate and irrevocably appoints ____________________________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

         THE UNDERSIGNED HEREBY CERTIFIES THAT THE WARRANTS ARE BEING SOLD,
                ASSIGNED OR TRANSFERRED IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS COVERING ANY SUCH TRANSACTION.


                DATED this _______ day of ______________________, 20______.



                                    -------------------------------------------
                                    (Name of Holder - please print)


                                    -------------------------------------------
                                    Signature of Authorized Signatory


                                    -------------------------------------------
                                    Name of Authorized Signatory


                                    -------------------------------------------
                                    Title of Authorized Signatory

INSTRUCTIONS:

1. EXCEPT AS PROVIDED BELOW, THE SIGNATURE ON THIS TRANSFER FORM MUST BE THE SIGNATURE OF THE PERSON WHOSE NAME APPEARS ON THE FACE OF THE CERTIFICATE EVIDENCING THE WARRANTS.

2. IF THIS TRANSFER FORM IS SIGNED BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, CURATOR, GUARDIAN, ATTORNEY, OFFICER OF A CORPORATION OR ANY PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, THE CERTIFICATE MUST BE ACCOMPANIED BY EVIDENCE OF AUTHORITY TO SIGN SATISFACTORY TO THE CORPORATION.

                                  SCHEDULE "H"

                         REQUIRED CONSENTS AND APPROVALS

AUTHORITY OR PARTY                   TYPE OF CONSENT/APPROVAL

National Institute of Ecology        Notice of change of shareholders regarding authorizations granted to
                                     Minera Paredones Amarillos, S.A. de C.V. with respect to the
                                     Environmental Impact Statement for the Paredones Amarillos mining project.

Toronto Stock Exchange and           Consent to issuance and listing of the Vista Shares and the Vista
American Stock Exchange              Warrant Shares.

                                  SCHEDULE "I"

                              FINANCIAL STATEMENTS

                                  BALANCE SHEET
                             JULY 31, 2002 AND 2001
                                 (Mexican pesos)
                                  notes 1 and 2

                                      07/31/2002       2001                                     07/31/2002       2001
            A S S E T S                                             L I A B I L I T I E S

CURRENT ASSETS                                                   SHORT TERM

Cash (notes 2a and 3)                      $38,464        $4,129 Accounts payable                                 $134,578

IVA tax to be refund                       595,139       535,131 Taxes payable                         2,358
                                                                                                  ----------    ----------
Others receivable accounts                  39,847        39,048                                       2,358       134,578
                                                                 LONG TERM
Advanced payments (note 4)                  11,410        11,374
                                          --------      -------- Affiliated companies
                                           684,859       589,682   (notes 2a, 3 and 7)                           4,661,421
                                                                                                  ----------    ----------
                                                                                                       2,358     4,795,999
Afiliated companies (notes 2a, 3 and 7)                3,768,731                                  ----------    ----------
                                                                 CONTINGENT LIABILITY (note 8)


                                                                                STOCKHOLDERS EQUITY (note 9)

Mining concessions (note 5)              9,307,029     9,307,029

Machinary, furniture and equipment                               Capital stock                   127,934,846   121,517,296
    -net                                   216,925       213,979 Premium on shares                14,605,466    14,605,466
                                                                 Legal reserve                         3,320         3,320
                                                                 Accumulated profits and
Exploration expenses                                             losses                         (57,627,122)  (55,944,607)
    (notes 2b and 6)                   124,259,334   124,259,334 Net loss                        (5,294,518)   (1,682,515)
                                                                 Accumulated inflation effects    65,967,933    65,967,933
Deferred Income Tax (notes 2d y 12)     12,035,993    12,035,993 Accumulated effect of deferred
                                                                    income tax (note 12)             911,857       911,857
                                                                                                 -----------   -----------
                                                                                                 146,501,783   145,378,750
                                      ------------  ------------                                 -----------   -----------
                                      $146,504,141  $150,174,749                                $146,504,141  $150,174,749
                                      ============  ============                                 ===========   ===========

The notes attached to the financial statement are an integral part of this statement.
                            C.P. GONZALO ZAVALA RUIZ
                             Administrative manager

                                  SCHEDULE "J"

                                 BANK FACILITIES


ACCOUNT:

Bancomer SA
Isabel La Catolica No. 1850 E/ Nicolas Bravo
La Paz BCS   CP 23000   Tel 011 52 612 12 51482   Fax 011 52 612 12 56038
Plaza No. 031 Sucursal 100


ACCOUNT NUMBER:

Pesos account: 031 1003695-6
Dollar Account: 031 1005707-6

SAFETY DEPOSIT BOXES:

None

NAMES OF ALL PERSONS AUTHORIZED TO TRANSACT BUSINESS IN RESPECT OF EACH ACCOUNT:

Gonzalo Zavala Ruiz

                                  SCHEDULE "K"

                       ENVIRONMENTAL ORDERS OR AGREEMENTS


1.       OFFICIAL COMMUNICATION NUMBER:                       D.O.O.DGOEIA 03322
         DATE OF ISSUANCE:                                    May 22, 1997

         LOTS REFERRED TO IN SAID COMMUNICATION:

         Tecopilla [sic] (Tocopilla)                 162832
         San Antonio                                 180064
         Maile                                       193677
         Julia                                       195689
         La Rica                                     189071
         La Dificultad                               201086
         La Encantada Frac. 1                        201145
         La Encantada Frac. 2                        201146
         La Encantada Frac. I                        201156
         Valle Perdido                               201147
         Cerro Pedregaso                             201161
         Hole 1 Frac. I                              201158
         Hole 1 Frac. II                             201159
         Hole 1 Frac. III                            201160


         PURPOSE: Authorize -in a conditioned manner- the development of the Paredones Amarillos Project, subject to the terms and conditions set forth therein.

         NOTES:     The authorization is expressly issued to MPA directly.

         CONTEMPLATED STAGES:

         EXPLOITATION:     Open pit: 11,000 tons of minerals per day of
                           operation, 24 hours a day, seven days a week.

         ASSOCIATED PROJECTS:

         Access road
         Electric line (tendido electrico)
         Telephone communications to the facilities
         Works to supply water to the project

         AUTHORIZED AREA:  249.00.00 has.

THE AUTHORIZATION DOES NOT CONTEMPLATE THE CONSTRUCTIONS OF A TAILING DAM.

TERM: 10 years for the operation of the project, counted from the following day on which the official communication was received. Said term and may be extended (to the sole discretion of the authority) and if such extension be applied for with 30 days anticipation prior to its expiration date.

Any possible change to the Environmental Impact Study approved must be previously informed to the authority.

NOTES: The construction, operation, maintenance and abandonment of the works of the project must be subject to the description contained in the Environmental Impact Study and drawings
                  (maps) of the project, and subject to that stated in the official communication, according to -among other- the following:


                                   CONDITIONS

1. MPA must file with the environmental authorities (within 30 days following their obtainment) copies of permits granted by the competent authorities regarding disposition of residual waters, change of use of soil, disposal of waste and handling and storage of explosives.

2. Prior to commence its activities, MPA must obtain the exploitation titles covering the mining exploration concessions referred to in the authorization

3. MPA must create an internal surveillance body for environmental purposes.

4. MPA must inform its workers on the provisions and penalties stated in the law on flora and fauna protection.

5. MPA must preferably hire or retain the services of residents of the area.

6. Within a 3-month term counted from the date of issuance of the authorization, MPA must file a detailed Environmental Protection Program

7. A Rescue Program supervised by the delegation of SEMARNAT in the state of BCS and by the Natural Protected Areas Coordination Unit must be implemented.

8. Within a 60-day term following the date of the authorization, MPA must formalize an agreement with the Natural Protected Areas Coordination Unit on the support that will be provided for the administration and handling of the Biosphere Reserve where the project is located.

-        RECUPERATION PLANT (includes all stages)

-        EXPLOITATION OF MINERALS (includes all stages)

-        ENVIRONMENTAL MONITORING

-        ABANDONMENT AND RESTORATION

-        IN THE AREA OF ENVIRONMENTAL RISK


1. MPA must inform the environmental authorities within three months of the issuance of the authorization on the global plan on security, to install the alarms and comply with other obligations deriving from the permit.

2. MPA must have a remedy plan in case of pollution to the ground, which must be filed for its approval to the environmental authorities.

3. MPA must have operation handbooks located in different areas of the plant.

4. MPA must file -prior to the commencment of its activities- a copy of the authorization issued by the Ministry of National Defense to store and use explosives.

5. MPA must also file reports on the security audits performed in the project prior the initiation of its operations.

6. MPA must inform to POFEPA within t15 days following the beginning of its works of having commenced activities.

7. The authorization was issued to MPA and it is considered as "personal", therefore, should it is intended that the rights and obligations be transferred to a third party, MPA and the acquiror must obtain prior written authorization from the environmental authorities.

8. Any act performed against that provided in the authorization shall be null and void.

9. THE ENVIRONMENTAL AUTHORITIES MAY EVALUATE, AT ANY TIME, THE ENVIRONMENTAL IMPACT STUDY, AND ALSO REQUEST ADDITIONAL INFORMATION AND MAY, AT ALL TIMES CONFIRM, MODIFY, SUSPEND OR REVOKE THE AUTHORIZATION.

10. The non compliance of any of the terms and conditions under which the authorization was granted or the project, as submitted, may derive in the invalidation of the invalidation of the authorization without prejudice of the penalties which may be applied under the Environmental Law and any other applicable legal provisions.

2.       OFFICIAL COMMUNICATION NUMBER:              D.O.O.DGOEIA 03854
         DATE OF ISSUANCE:                           June 13, 1997


PURPOSE: Authorize -in a conditioned manner- the construction, operation and maintenance of a tailings dam for the Mining-Metallurgic project Paredones Amarillos.

TERMS: MPA is authorized to build, operate and maintain a tailing dam for the Paredones Amarillos project with a surface of 99.00 has. Within the area described therein.

                  Within 90 calendar days upon the receiving of the authorization, MPA must file the information referred to in said authorization.

                  MPA may initiate the construction of the tailings dam once the Mining Authorities validate the document referred to in the authorization.

                  This authorization may be assigned pursuant to the same terms and conditions of the previous authorization number O.O.O.DGOE IA- 03322.


3.       OFFICIAL COMMUNICATION NUMBER:              D.O.O.DGOEIA 07181
         DATE OF ISSUANCE:                           November 11, 1997



         PURPOSE: Amend the authorization number D.O.O.DGOEIA 03322, authorizing the performance of the following activities.

         -        Disposal of tailings.

         -        Constructions of a Beneficiation Plant.

         -        Three pumping stations.


         AUTHORIZED AREA:  The new surface for the development of the project is
                           398-29-00 has.

         EXTENSIN OF TERM: The authorization D.O.O.DGOEIA 03322 is extended for an additional term of 2 more years for the restoration of the project.

NOTES:

         Within 3 months upon MPA received the resolution it should had filed -among other- the following documents.

         a) Any instrument evidencing that the concessions forming part of the project have been transferred to MPA.

         b) Document evidencing that MPA has possession of the tenements where the sanitary landfill and the so called "bancos materiales" will be located, and the proper authorization granted by the Municipality of La Paz, B,C,S,, to carry out said works.

         MPA must also obtain the authorizations from the National Commission of Waters to exploit the wells of "La Cuenca de El Carrizal".

         EXTENSION OF TERM:         SHOULD MPA INTENDS TO TRANSFER THE RIGHTS
                                    AND OBLIGATIONS DERIVING FROM THESE
                                    AUTHORIZATIONS, SAID COMPANY MUST REQUEST A
                                    PRIOR WRITTEN APPROVAL FROM THE
                                    ENVIRONMENTAL AUTHORITIES.